EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


                     DECEMBER 2004 MONTHLY OPERATING REPORT
       FOR THE FIVE WEEK PERIOD FROM NOVEMBER 28, 2004 TO JANUARY 1, 2005

DEBTORS' ADDRESS:          Footstar, Inc.
                           933 MacArthur Blvd.
                           Mahwah, NJ 07430

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
---------------------------------------------------------
Richard L. Robbins
Senior Vice President of Financial Reporting and Controls


                                                        Date: January 31, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


                                TABLE OF CONTENTS




                                                                    Page

Condensed Consolidated Balance Sheet                                 3

Condensed Consolidated Statements of Operations                      4

Condensed Consolidated Statements of Cash Flows                      5

Notes to Condensed Consolidated Financial Statements                 6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                  15

Schedule 2:  Condensed Consolidating Statement of Operations        16

Schedule 3:  Total Disbursements by Debtor Entity                   17

Schedule 4:  Additional Information                                 18
o        Cash Summary
o        Accounts Receivable Aging Summary
o        Summary of Unpaid Post-Petition Accounts Payable
o        Summary of Taxes Payable

Schedule 5:  Certifications                                         20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 January 1, 2005
                                   (Unaudited)
                          (tabular amounts in millions)




ASSETS
------
Current Assets:
   Cash and cash equivalents                                  $         189.8
   Amounts due from retail sales                                         17.9
   Accounts receivable, net                                               5.0
   Inventories                                                          101.7
   Prepaid expenses and other current assets                             30.8
                                                              ----------------
Total current assets                                                    345.2

   Property and equipment, net                                           35.4
   Intangible assets, net                                                10.3
   Deferred charges and other assets                                      3.4
                                                              ----------------
Total Assets                                                  $         394.3
                                                              ================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                           $          51.3
   Accrued expenses                                                      36.3
   Taxes payable                                                         15.1
                                                              ----------------
Total current liabilities                                               102.7
   Long-term liabilities                                                 39.2
                                                              ----------------
Total liabilities not subject to compromise                             141.9
                                                              ----------------
Liabilities subject to compromise:
   Secured liabilities                                                    7.1
   Unsecured liabilities                                                153.1
   Minority interests                                                    14.1
                                                              ----------------
Total liabilities subject to compromise                                 174.3
                                                              ----------------

Minority interests                                                       14.3
                                                              ----------------
Total Liabilities                                                       330.5
                                                              ----------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
   authorized, 31,015,463 shares issued                                   0.3
   Additional paid-in capital                                           337.5
   Treasury stock: 10,711,569 shares at cost                           (310.6)
   Unearned compensation                                                 (0.3)
   Retained earnings                                                     36.9
                                                              ----------------
Total Shareholders' Equity                                               63.8
                                                              ----------------
Total Liabilities and Shareholders' Equity                    $         394.3
                                                              ================


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            For The Period From November 28, 2004 To January 1, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                  Month of            Cumulative
                                                                                  December          Filing to Date
                                                                                 ------------        ------------
Net sales                                                                        $      90.9         $     716.2
Cost of sales                                                                           50.2               487.8
                                                                                 ------------        ------------

  Gross profit                                                                          40.7               228.4

Store operating, selling, general and administrative expenses                           19.0               201.6
Depreciation and amortization                                                            1.6                20.7
Other income                                                                               -                (9.2)
Interest (income) expense                                                               (0.1)                9.4
                                                                                 ------------        ------------
  Income before reorganization expenses                                                 20.2                 5.9
                                                                                 ------------        ------------

Reorganization expenses:
  Store and distribution center closing and related asset impairment costs               2.7                36.9
  Gain on settlement of bankruptcy claims                                                  -                (0.7)
  Professional fees                                                                      1.3                14.6
                                                                                 ------------        ------------
Total reorganization expenses                                                            4.0                50.8
                                                                                 ------------        ------------

    Income (loss) before income taxes, minority interests
    and discontinued operations                                                         16.2               (44.9)
Provision (benefit) for income taxes                                                     3.3                (3.7)
                                                                                 ------------        ------------
Income (loss) before minority interests and discontinued operations                     12.9               (41.2)

Minority interests in net loss of subsidiaries                                           0.1                12.8
Gain (loss) from discontinued Athletic Segment                                          22.3               (35.4)
(Loss) gain from disposal of Athletic Segment                                          (18.8)               11.1
                                                                                 ------------        ------------

Net income (loss)                                                                $      16.5         $     (52.7)
                                                                                 ============        ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
            For The Period From November 28, 2004 To January 1, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                  Month of          Cumulative
                                                                  December         Filing to Date
                                                               ---------------     ---------------

Net cash provided by operating activities                      $        36.2       $       98.4
                                                               ---------------     -------------

Cash flows provided by investing activities:
  Additions to property and equipment                                    0.1               (2.6)
  Proceeds from sale of furniture and equipment                            -                0.3
  Net proceeds from sale of Distribution Centers                           -               46.1
  Proceeds from sale of Shoe Zone                                          -                5.4
  Proceeds from sale of Athletic Division                                3.3              232.4
                                                               ---------------     -------------
Net cash provided by investing activities                                3.4              281.6
                                                               ---------------     -------------
Cash flows used in financing activities:
  Repayments on notes payable                                              -             (207.1)
  Other                                                                 (0.1)              (0.2)
                                                               --------------      -------------

Net cash used in financing activities                                   (0.1)            (207.3)
                                                               --------------      --------------

Net increase in cash and cash equivalents                               39.5              172.7
Cash and cash equivalents, beginning of period                         150.3               17.1
                                                               --------------      --------------

Cash and cash equivalents, end of period                       $       189.8       $      189.8
                                                               ==============      ==============


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.       THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly its Athletic Segment, prior to its sale to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains.

2.       BANKRUPTCY FILING

Commencing March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350
(ASH)" (the "Chapter 11 cases"). As a debtor-in-possession, the Company is authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

The Company decided to seek bankruptcy protection after management determined it was unable to obtain necessary liquidity from its lending syndicate or additional debt or equity financing. The Company suffered a decline in its liquidity primarily resulting from the unprofitable results in the Athletic Segment, the reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

On March 26, 2004, the Company filed a motion seeking Court approval to conduct an auction accepting all types of bids with respect to its Athletic Segment, including, but not limited to going concern bids, liquidation bids, lease purchase bids, and any combination of the foregoing. On April 6, 2004, the Court established procedures for the sale (the "Procedures Order"). (See Note 5 regarding the sale of the Athletic Segment).

Within the Meldisco Segment, the Company has exited the footwear departments in 26 stores operated by subsidiaries of Federated Department Stores, Inc. ("Federated"), has exited the footwear departments in 44 Gordmans, Inc. ("Gordmans") stores, has closed 13 Shoe Zone stores and has sold 26 Shoe Zone stores in Puerto Rico. The estimated cost of exiting the footwear departments of Federated and Gordmans was approximately $4.5 million. The estimated loss on the sale of Shoe Zone, including the cost of closing stores not sold, was approximately $7.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


Under the Bankruptcy Code, the Company has the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against the Company in the Court in accordance with the Bankruptcy Code. The Company expects that as a result of its rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, the Company may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including the Company's cure of all prior defaults, including liabilities there-under arising prior to the Petition Date. The Company expects that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on its consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against the Company, the Company is unable to project the magnitude of such claims with any degree of certainty. The Company has incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

Under the Procedures Order, the Company pursued the sale of certain other assets, including its distribution centers in Mira Loma, California ("Mira Loma"), and Gaffney, South Carolina ("Gaffney"). The Company sold Mira Loma to Thrifty Oil Co. ("Thrifty") for approximately $28.0 million. Pursuant to the terms of the pertinent sales documents, Thrifty has leased Mira Loma to FMI International LLC, a logistics provider, which has agreed to provide the Company with warehousing and distribution services for Meldisco for the next eight years under a receiving, warehousing and physical distribution services agreement. The sale of Mira Loma closed on July 22, 2004 and resulted in a loss of approximately $24.8 million. The Company sold Gaffney to Automated Distributions Systems, L.P., a logistics provider, for approximately $20.2 million ($19.0 million after closing expenses). The sale of Gaffney closed on September 28, 2004. The final purchase price resulted in a gain of approximately $0.5 million.

In order to exit Chapter 11 successfully, the Company will need to obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code. The Company filed its Chapter 11 plan on November 12, 2004. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11, if at all. The Company's future results depend on the timely and successful confirmation and implementation of a Chapter 11 plan.

3.       BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Company is in the process of reconciling its pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



The Company reports its operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of December results reflect a five week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

On September 3, 2004, the Company filed its Form 10-K for the fiscal year ended December 28, 2002 with the Securities and Exchange Commission. This filing included financial results for 2002 and restated financial results for 2001 and 2000. Accordingly, the originally issued financial statements for the restated periods should no longer be relied upon. During December 2004, the Company processed adjustments to opening retained earnings related to 2003 of approximately $11.3 million. These adjustments were primarily related to a $7.4 million reduction in the provision for income taxes as well as a net reduction in other expenses of approximately $3.9 million. The audit of the consolidated 2003 financial statements has commenced and the Company may record future retained earnings adjustments for 2003 as it continues the process of becoming current in its filings.

The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the period ending January 1, 2005. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's future publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

4.       THE DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, the Company entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement provided a secured credit facility consisting of revolving loans of up to $240.0 million (including a sub-limit of $75 million for letters of credit) and a term loan of $60.0 million. The DIP Credit Agreement had a term of two years.

As a result of the recent aforementioned asset sales and other restructuring activities the DIP Credit Agreement was amended on May 11, 2004 to, among other things, reduce the amount of DIP financing available for the operating needs of the Company's smaller business base. By Court order dated July 22, 2004, the Debtors further amended the DIP Credit Agreement to also provide for financing upon emergence from Chapter 11 (as so amended, the "DIP and Exit Facility"). Under the DIP and Exit Facility, the Company will have access to up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit, subject to a borrowing base formula based upon inventory and accounts receivable. The Company may, at its option and upon satisfaction of certain conditions, convert the DIP and Exit Facility to post-emergence financing ("Exit Facility"), which will provide for up to $160.0 million in revolving commitments, including a sub-limit for letters of credit. Borrowings under the DIP and Exit Facility will bear interest at Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at the Company's option, with the applicable margin at any time based on excess availability levels.

The DIP and Exit Facility has a term not to exceed five years from the Petition Date, including the period during which the Company operates as a debtor-in-possession. The Exit Facility term will be three years, as long as the DIP lending period does not exceed two years. As of January 1, 2005, there were no borrowings outstanding under the DIP and Exit Facility, other than approximately $22.1 million of letters of credit.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


The DIP and Exit Facility is secured by substantially all of the assets of the Company and its subsidiaries and contains various affirmative and negative covenants, representations, warranties and events of default to which the Company is subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After the Company's emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, the Company will be subject to a fixed charge coverage covenant. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting the Company's business, operations, property, assets, or condition, and that the Master Agreement underlying the agreements that the Company maintains with Kmart is in full force and effect and not in default. A failure by the Company to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP and Exit Facility. Upon the request of the Company, the lenders have recently extended the time for the delivery of the 2003 and 2004 annual consolidated financial statements and certain compliance certifications until prior to the date the Company exits from Chapter 11.

5.       DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

As part of its initial restructuring plans, after filing for Chapter 11 the Company closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

The Company obtained Court authority to conduct (i) store closing sales at 75 Footaction locations and (ii) going out of business sales at all of the Debtors' 88 Just For Feet locations. In connection therewith, the Company employed Hilco Merchant Resources LLC to act as the Company's liquidation agent to maximize the value of the inventory at these stores.

With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), the Company employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $71.2 million prior to mitigation. As of January 1, 2005, the Company has mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $52.3 million. Of this amount, $3.1 million has been paid to date resulting in a remaining obligation of $49.2 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

On April 21, 2004, the Company received Court approval to sell to certain affiliates of Foot Locker, Inc. (collectively "Foot Locker") 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis. During the year following the closing of the sale, if Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location shall be paid to the Company. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year after the closing shall be paid to Foot Locker, thereby reducing the purchase price by such amount.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, the Company has reported the results of the discontinued Athletic Segment as a separate component of operations. In the month of December, the escrow deposit was released on two stores and approximately $3.2 million was received by the Company and reflected as part of the gain from disposal of the Athletic Segment. As of January 1, 2005 the estimated gain from disposal of the Athletic Segment, including the effect of closing the underperforming stores, distribution centers and warehouse facilities, is approximately $11.1 million, which will increase by the amount of any escrowed cash that is released to the Company.

Upon review of the costs associated with the disposition of the Athletic Segment, the Company has concluded that the write-off of the net book value of the fixed assets of the stores closed in connection with the going-out-of-business sales, which were originally recorded as a loss from discontinued operations, should be reflected as a component of the gain from disposal of the Athletic Segment. Accordingly, in December 2004, the Company reclassified $21.0 million of gain (loss) from discontinued operations to gain from disposal. Of this amount, approximately $18.1 million was recorded in April 2004.

In addition, in December 2004, the Company reversed approximately $3.8 million of taxes, which were estimated in June 2004 relating to the sale of the Athletic Segment, which are no longer required. The $3.8 million is reflected as an increase in the "Gain from discontinued Athletic Segment" in the accompanying Condensed Consolidated Statements of Operations.

6.       MELDISCO'S RELATIONSHIP WITH KMART

The business relationship between Meldisco and Kmart is extremely important to the Company, particularly now that the Company has exited all of its Athletic Segment businesses and some of its other Meldisco businesses. The loss of Meldisco's Kmart operation, a significant reduction in customer traffic in Kmart stores, or the closing of a significant number of additional Kmart stores would have a material adverse effect on the Company. The Master Agreement and the sub-agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances. The initial term of the Master Agreement expires July 1, 2012 and is renewable thereafter for 15-year terms upon mutual agreement, unless otherwise terminated, as defined.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


Under the Master Agreement, Kmart may audit the books and records of the Shoemart Subsidiaries. In addition, the Company may audit the deductions taken by Kmart from the weekly sales proceeds. On August 12, 2004, the Company filed its motion to assume the Master Agreement. If the Bankruptcy Court authorizes the assumption of the Master Agreement, Section 365 of the Bankruptcy Code requires the Company to cure existing defaults under the Master Agreement. The Bankruptcy Code characterizes such cure obligations as administrative expenses of the Debtors' estate. Without taking into account any claims the Company may have against Kmart in connection with Kmart's cure claim, the Company estimates that it owes Kmart no more than approximately $19.0 million as cure for defaults under the Master Agreement. Kmart initially asserted that the Company owed Kmart approximately $56 million in cure obligations under the Master Agreement and subsequently amended its claim indicating it did not know the amount of its claim at this time. On September 30, 2004, Kmart objected to the Company's motion, challenging (i) the assumability of the Master Agreement and (ii) the cure amount associated with the assumption. Additionally, Kmart cross-moved to lift the automatic stay extant under Section 362 of the Bankruptcy Code so that Kmart could terminate the Master Agreement. A hearing in the Bankruptcy Court occurred on December 17, 2004 regarding the assumability of the Master Agreement. A decision has not been rendered at this time. No hearing date has been scheduled regarding fixing the cure amount associated with assuming the Master Agreement.

In June 2004 and August 2004, Kmart announced the sale of approximately 50 and 18 stores to Sears and Home Depot, respectively. In November 2004, Kmart announced plans to merge with Sears. As of this time, it is uncertain how Kmart plans to operate these 50 stores initially planned to be sold to Sears and whether the effect of these plans could have a material adverse effect on the financial position and results of operations of the Company.

7.       LIABILITIES SUBJECT TO COMPROMISE

In the Condensed Consolidated Balance Sheet, the caption "Liabilities subject to compromise" reflects the Company's current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, the Debtors have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. The Debtors have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim. The bar date for creditors was July 30, 2004 and the bar date for government entities was August 30, 2004 (excluding the U.S. Internal Revenue Service for which the bar date was October 29, 2004). Differences between liability amounts recorded by the Debtors and claims filed by creditors will be reconciled and, if necessary, the Court will make a final determination of allowable claims. The Debtors will continue to evaluate the amount of its pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


8.       LEGAL PROCEEDINGS

The Company and certain of its directors and officers were defendants in several purported class action lawsuits (consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

Footstar and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. Footstar is in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice.

9.       REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $1.3 million and $23.1 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $8.5 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

10.      INCOME TAXES

The Company has established a valuation allowance for substantially all of its deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

The Company records a provision (benefit) for taxes on the earnings (losses) of the Company's 51%-owned subsidiaries, as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, the Company provides for federal and state income taxes on these earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

11.      ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



12.      CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for the Company's reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. The Company allocates various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 January 1, 2005
                                   (Unaudited)
                          (tabular amounts in millions)


                                                                                                            SCHEDULE 1

                                                              Athletic        Meldisco
                                                              Division        Division        Corporate        Total
                                                            -------------    ------------   -------------   ------------

ASSETS
------
Current Assets:
   Cash and cash equivalents                                $        0.1     $       0.2    $      189.5    $     189.8
   Amounts due from retail sales                                     0.1            17.8               -           17.9
   Accounts receivable, net                                          1.2             2.4             1.4            5.0
   Inventories                                                         -           104.3            (2.6)         101.7
   Prepaid expenses and other current assets                         0.6            26.3             3.9           30.8
   Intercompany                                                    228.6           491.7          (720.3)             -
                                                            -------------    ------------   -------------   ------------
Total current assets                                               230.6           642.7          (528.1)         345.2

Property and equipment, net                                            -             3.2            32.2           35.4
Intangible assets, net                                                 -               -            10.3           10.3
Deferred charges and other assets                                    0.2             0.2             3.0            3.4
                                                            -------------    ------------   -------------   ------------
Total Assets                                                $      230.8     $     646.1    $     (482.6)   $     394.3
                                                            =============    ============   =============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                         $       (0.3)    $      49.2    $        2.4    $      51.3
   Accrued expenses                                                  0.5             8.8            27.0           36.3
   Taxes payable                                                     3.5             7.3             4.3           15.1
                                                            -------------    ------------   -------------   ------------
Total current liabilities                                            3.7            65.3            33.7          102.7
   Long-term liabilities                                               -             0.5            38.7           39.2
                                                            -------------    ------------   -------------   ------------
Total liabilities not subject to compromise                          3.7            65.8            72.4          141.9
                                                            -------------    ------------   -------------   ------------
Liabilities subject to compromise:
   Secured liabilities                                                 -               -             7.1            7.1
   Unsecured liabilities                                           104.5            35.6            13.0          153.1
   Minority interests                                                  -            14.1               -           14.1
                                                            -------------    ------------   -------------   ------------
Total liabilities subject to compromise                            104.5            49.7            20.1          174.3
                                                            -------------    ------------   -------------   ------------

Minority interests                                                     -            14.3               -           14.3
                                                            -------------    ------------   -------------   ------------
Total Liabilities                                                  108.2           129.8            92.5          330.5
                                                            -------------    ------------   -------------   ------------

Shareholders' Equity (Deficit):
   Common stock                                                        -               -             0.3            0.3
   Additional paid-in capital                                      264.7           111.0           (38.2)         337.5
   Treasury stock                                                      -               -          (310.6)        (310.6)
   Unearned compensation                                               -               -            (0.3)          (0.3)
   Retained earnings (deficit)                                    (142.1)          405.3          (226.3)          36.9
                                                            -------------    ------------   -------------   ------------
Total Shareholders' Equity (Deficit)                               122.6           516.3          (575.1)          63.8
                                                            -------------    ------------   -------------   ------------
Total Liabilities and Shareholders' Equity (Deficit)        $      230.8     $     646.1    $     (482.6)   $     394.3
                                                            =============    ============   =============   ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            For The Period From November 28, 2004 To January 1, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)




                                                                                                            SCHEDULE 2

                                                              Athletic        Meldisco
                                                              Division        Division        Corporate        Total
                                                            -------------    ------------   -------------   ------------

Net sales                                                   $          -     $      90.9    $          -    $      90.9
Cost of sales                                                          -            51.5            (1.3)          50.2
                                                            -------------    ------------   -------------   ------------
   Gross profit                                                        -            39.4             1.3           40.7

Store operating, selling, general and
administrative expenses                                                -            20.3            (1.3)          19.0
Depreciation and amortization                                          -             0.9             0.7            1.6
Interest (income) expense                                              -            (2.1)            2.0           (0.1)
                                                            -------------    ------------   -------------   ------------
Income (loss) before reorganization expenses                           -            20.3            (0.1)          20.2
                                                            -------------    ------------   -------------   ------------

Reorganization expenses:
   Store and distribution center closing and
   related asset impairment costs                                      -             2.5             0.2            2.7
   Professional fees                                                   -             1.4            (0.1)           1.3
                                                            -------------    ------------   -------------   ------------
Total reorganization expenses                                          -             3.9             0.1            4.0
                                                            -------------    ------------   -------------   ------------

   Income (loss) before income taxes, minority
   interests and discontinued operations                               -            16.4            (0.2)          16.2
Provision for income taxes                                             -             3.3               -            3.3
                                                            -------------    ------------   -------------   ------------
   Income (loss) before minority interests
   and discontinued operations                                         -            13.1            (0.2)          12.9

Minority interests in net loss of subsidiaries                         -             0.1               -            0.1
Gain from discontinued Athletic Segment                             22.3               -               -           22.3
Loss from disposal of Athletic Segment                             (18.8)              -               -          (18.8)
                                                            -------------    ------------   -------------   ------------

   Net income (loss)                                        $        3.5     $      13.2    $       (0.2)  $       16.5
                                                            =============    ============   =============   ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


                                                                      SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From November 28 to January 1, 2005 amounted to $51.759 million.




See attached Exhibit 1 for details on an entity-by-entity basis.

--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
                                   EXHIBIT #1
                             DECEMBER MOR SCHEDULE 3
                             -----------------------


CASE NO. 04-                DEBTOR                                                                         TOTAL
                                                                                                       DISBURSEMENTS
22350                  Footstar, Inc.                                                                               0
22351                  Footstar Corporation                                                                17,273,163
22352                  Apache-Minnesota Thom Mcan, Inc.                                                            48
22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                                0
22354                  Athletic Center, Inc.                                                                       39
22355                  Feet Center, Inc.                                                                          772
22356                  Feet of Colorado, Inc.                                                                       0
22357                  Footaction Center, Inc.                                                                    185
22358                  Footstar Center, Inc.                                                                        0
22359                  FWS I, INC.                                                                                  0
22360                  FWS II, INC.                                                                                 0
22361                  LFD I, INC.                                                                                 39
22362                  LFD II, INC.                                                                                39
22363                  Mall of America Fan Club, Inc.                                                             708
22364                  Meldisco H.C., Inc.                                                                     43,949
22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                           29,194
22366                  SHOE ZONE CENTER, INC.                                                                       0
22367                  STELLAR WHOLESALING, INC.                                                                    0
22368                  Nevada Feet, Inc.                                                                          681
22369                  CONSUMER DIRECT WAUSAU, INC.                                                                 0
22370                  CD SERVICES LLC                                                                              0
22371                  Footstar HQ, LLC                                                                             0
22372                  FA SALES LLC                                                                                 0
22373                  CDIRECT, INC.                                                                              154
22374                  LFD Operating, Inc.                                                                          0
22375                  LFD Today, Inc.                                                                              9
22376                  Feet HQ, Inc.                                                                          336,898
22377                  FA HQ, Inc.                                                                                 95
22378                  AP LLC                                                                                       0
27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                              39
27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                         114
27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                               39
27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                        39
27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                    54
27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                          39
27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                      39
27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                              39
27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                  39
27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                             39


                                       1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                           54
27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                          39
27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                            39
27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                   39
27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                         39
27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                             39
27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                             39
27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                   39
27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                           39
27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                               39
27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                  39
27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                         164
27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                            96
27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                             0
27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                0
27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                               126
27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                           73
27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                              164
27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                        56
27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                             39
27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                  64
27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                               39
27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                             39
27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                             39
27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                               39
27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                    39
27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                           39
27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                39
27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                               39
27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                           39
27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                      996
27041                  SHOE ZONE #8415                                                                          1,130
27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                          200
27043                  SHOE ZONE #8414                                                                          1,098
27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                           63
27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                              39
27046                  SHOE ZONE #8418                                                                            888
27047                  SHOE ZONE 8432, INC.                                                                       794
27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                          403
27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                                0
27050                  SHOE ZONE 8439, INC.                                                                     1,053
27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                      278
27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                      13,523
27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                      114
27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                          173
27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                            114
27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                              0
27058                  SHOE ZONE #8412                                                                            972
27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                           168


                                       2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                    116
27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                    79
27062                  SHOE ZONE 8428, INC.                                                                       922
27063                  SHOE ZONE 8421, INC.                                                                     1,088
27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                           170
27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                             129
27067                  SHOE ZONE 8436, INC.                                                                       504
27068                  WESTHEIMER SHOE ZONE, INC.                                                               5,564
27069                  SHOE ZONE 8433, INC.                                                                     1,165
27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                39
27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                            91
27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                        89
27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                    18
27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                    724
27075                  SUNLAND SHOE ZONE, INC.                                                                      0
27076                  SHOE ZONE #8400                                                                            806
27077                  SHOE ZONE #8401                                                                         15,700
27078                  SHOE ZONE #8402                                                                         36,599
27079                  SHOE ZONE #8403                                                                          1,267
27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                           296
27081                  SHOE ZONE #8419                                                                          1,186
27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                             1,130
27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                            116
27084                  SHOE ZONE #8406                                                                          1,019
27085                  SHOE ZONE #8404                                                                          1,005
27086                  SHOE ZONE #8407                                                                            658
27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                      1,766
27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                            1,153
27089                  SHOE ZONE 8435, INC.                                                                       488
27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                              98
27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                             0
27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                          39
27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                  39
27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                  39
27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                           39
27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                       39
27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                              39
27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                           39
27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                  39
27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                 39
27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                39
27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                39
27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                                          97
27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                           39
27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                  39
27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                39
27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                               39
27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                         39
27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                39


                                       3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                    39
27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                            39
27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                       39
27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                              39
27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                           536
27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                          39
27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                            485
27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                                      39
27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                     39
27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                  39
27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                   39
27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                99
27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                                    39
27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                             39
27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                                    39
27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                              39
27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                            13
27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                 39
27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                        8,643
27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                 39
27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                 39
27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                              39
27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                               39
27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                   39
27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                   39
27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                       39
27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                  39
27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                39
27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                39
27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                 250
27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                               39
27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                99
27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                             39
27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                          39
27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                    149
27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                            153
27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                            39
27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                                           0
27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                      181
27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                               191
27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                            84
27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                                     139
27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                   104
27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                                        393
27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                               145
27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                                       213
27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                   130
27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                     98
27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                         728


                                       4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                          203
27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                           573
27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                              514
27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                              321
27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                            39
27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                 39
27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                             5,171
27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                            39
27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                           89
27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                               56
27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                134
27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                                    39
27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                39
27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                         0
27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                           211
27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                               285
27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                 39
27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                                      84
27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                                          40
27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                      217
27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                416
27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                   0
27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                   314
27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                               39
27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                175
27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                         39
27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                       215
27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                              39
27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                       39
27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                               0
27189                  NORTHLINE MALL SHOE ZONE, INC.                                                              39
27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                               39
27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                39
27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                         39
27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                            0
27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                  39
27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                        39
27196                  SHARPSTOWN SHOE ZONE, INC.                                                                 422
27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                          159
27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                               153
27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                    183
27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                   86
27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                39
27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                              39
27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                 39
27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                           39
27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                              39
27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                 39
27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                39


                                       5

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                         0
27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                          97
27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                               129
27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                228
27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                          111
27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                            358
27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                                 0
27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                            219
27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                       204
27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                            388
27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                            161
27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                            43
27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                39
27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                  0
27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                            39
27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                        39
27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                    66
27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                                41
27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                          250
27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                             0
27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                 50
27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                 117
27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                          0
27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                               64
27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                   85
27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                                       123
27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                         39
27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                     39
27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                            105
27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                0
27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                              39
27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                45
27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                  39
27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                     40
27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                                      385
27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                             124
27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                        807
27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                               1,334
27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                             98
27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                          147
27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                                       154
27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                            53
27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                            121
27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                   0
27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                              221
27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                             86
27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                             189
27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                       1,016
27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                         124


                                       6

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                  250
27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                    171
27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                   299
27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                            192
27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                401
27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                               250
27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                             355
27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                               198
27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                              215
27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                168
27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                             198
27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                         220
27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                            39
27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                              245
27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                             0
27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                129
27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                        148
27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                            167
27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                          197
27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                           132
27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                              115
27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                             135
27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                 319
27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                    51
27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                  131
27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                      170
27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                175
27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                     135
27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                 80
27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                  77
27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                144
27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                         57
27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                           142
27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                                76
27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                  129
27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                              264
27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                               147
27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                      100
27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                                      56
27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                 39
27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                39
27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                            83
27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                              171
27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                    0
27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                 133
27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                   39
27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                            374
27304                  Galleria Pavilion Feet, Inc.                                                                39
27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                               643


                                       7

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27306                  MELDISCO K-M MCGALLIARD RD IND INC                                                      15,905
27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                                      16,538
27308                  MELDISCO K-M MIAMI, FLA., INC.                                                          71,273
27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                                      7,846
27310                  MELDISCO K-M MARATHON, FLA., INC.                                                       20,146
27311                  MELDISCO K-M MARTINEZ, GA., INC.                                                        15,662
27312                  MELDISCO K-M JESUP, GA., INC.                                                           15,511
27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                              11,738
27314                  MELDISCO K-M HURON, S.D., INC.                                                           6,822
27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                                       27,157
27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                                     7,601
27317                  MELDISCO K-M CONNERSVILLE IND INC                                                        6,283
27318                  MELDISCO K-M LACEY, WASH., INC.                                                         12,731
27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                                       20,446
27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                      9,163
27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                              14,721
27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                                     25,036
27323                  MELDISCO K-M LAKE ST., MINN., INC.                                                      28,563
27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                          25,352
27325                  MELDISCO K-M DAVENPORT, IA., INC.                                                        2,577
27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                 11,261
27327                  MELDISCO K-M FRANKFORT, KY., INC.                                                        6,322
27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                                     29,323
27329                  MELDISCO K-M ELKTON, MD., INC.                                                          25,955
27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                                    12,085
27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                                     10,308
27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                                    26,572
27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                 16,373
27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                                        39
27335                  MELDISCO K-M SOLON, OHIO, INC.                                                          19,018
27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                          5,208
27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                  16,075
27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                                  10,153
27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                             12,096
27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                                       7,605
27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                                        30,371
27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                                       17,127
27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                                   20,857
27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                                   69,854
27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                                39
27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                             90
27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                          212
27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                                 0
27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                 136
27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                           217
27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                           0
27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                       79
27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                              86
27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                            102


                                       8

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                              109
27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                      136
27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                        166
27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                             133
27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                             125
27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                             98
27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                             106
27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                               421
27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                            171
27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                                86
27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                              155
27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                            0
27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                              39
27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                         24
27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                              67
27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                               605
27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                            104
27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                                       110
27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                        136
27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                             0
27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                          71
27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                            133
27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                               293
27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                    326
27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                          349
27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                           155
27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                              96
27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                      112
27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                  81
27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                       262
27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                         74
27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                                       307
27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                  131
27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                       120
27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                      0
27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                  105
27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                          566
27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                                       58
27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                             92
27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                               91
27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                              38
27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                         529
27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                       100
27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                              239
27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                          79
27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                              81
27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                  182
27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                    138
27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                                      114


                                       9

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                 77
27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                100
27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                             92
27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                      71
27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                     97
27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                               611
27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                                        208
27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                    117
27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                  166
27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                      39
27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                    174
27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                  325
27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                         129
27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                          114
27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                            39
27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                          591
27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                            60
27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                              52
27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                             191
27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                            91
27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                           190
27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                   89
27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                                          39
27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                      375
27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                     79
27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                  231
27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                   91
27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                    54
27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                            176
27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                         59
27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                 113
27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                      153
27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                       138
27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                                        132
27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                     308
27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                                       56
27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                         166
27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                          39
27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                         214
27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                       39
27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                            150
27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                           75
27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                329
27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                208
27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                                      112
27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                     222
27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                                        39
27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                     107
27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                   0


                                       10

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                              52
27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                          104
27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                  99
27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                          154
27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                  549
27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                               425
27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                            204
27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                     255
27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                             254
27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                185
27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                                         79
27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                                58
27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                                        39
27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                             156
27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                         159
27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                              176
27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                           96
27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                      219
27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                              125
27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                    141
27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                 865
27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                             39
27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                           292
27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                          56
27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                           0
27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                                91
27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                     94
27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                              39
27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                         150
27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                                       39
27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                         77
27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                            202
27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                      329
27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                          120
27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                            259
27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                           127
27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                   39
27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                58
27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                            129
27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                   149
27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                                      308
27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                                      413
27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                            94
27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                       87
27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                  254
27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                              70
27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                141
27500                  Valley View Shopping Ctr. Footaction, Inc.                                                  59
27501                  Washington Footaction, Inc.                                                                  0


                                       11

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27502                  Southwest Center Footaction, Inc.                                                       11,130
27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                                  18,243
27504                  La Plaza Mall Footaction, Inc.                                                           6,409
27505                  BERKLEY MALL FOOTACTION, INC.                                                               39
27506                  Parkdale Mall Footaction, Inc.                                                          10,729
27507                  Ocean County Mall Footaction, Inc.                                                          39
27508                  Puente Hills Footaction, Inc.                                                               39
27509                  Mall of Americas Footaction, Inc.                                                           39
27510                  Mall St. Vincent Footaction, Inc.                                                           39
27511                  Forest Village Park Footaction, Inc.                                                        39
27512                  Washington Square Footaction, Inc.                                                          39
27513                  Acadiana Footaction, Inc.                                                                   39
27514                  Albany Mall Footaction, Inc.                                                                39
27515                  Albuquerque Footaction, Inc.                                                                39
27516                  Aurora Footaction, Inc.                                                                     84
27517                  Baldwin Hills Footaction, Inc.                                                             289
27518                  Bergen Footaction, Inc.                                                                     39
27519                  The Parks Footaction, Inc.                                                               4,751
27520                  Stony Brook Footaction, Inc.                                                                39
27521                  St. Louis Center Footaction, Inc.                                                           39
27522                  South Park Mall Footaction, Inc.                                                         9,166
27523                  COLUMBIA FOOTACTION, INC.                                                                    0
27524                  Collin Creek Footaction, Inc.                                                               39
27525                  Birchwood Mall Footaction, Inc.                                                              0
27526                  Hanes Mall Footaction, Inc.                                                                 39
27527                  Tulsa Promenade Footaction, Inc.                                                            39
27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                 112
27529                  Westfarms Open Country, Inc.                                                                39
27530                  Cumberland Mall Footaction, Inc.                                                            39
27531                  Eagle Ridge Footaction, Inc.                                                                39
27532                  Almeda Footaction, Inc.                                                                  1,748
27533                  EASTLAND MALL FOOTACTION, INC.                                                              39
27534                  Edison Mall Footaction, Inc.                                                                39
27535                  Topanga Footaction, Inc.                                                                    39
27536                  So. Orange Ave. Open Country, Inc.                                                          39
27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                               56,508
27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                               49,737
27539                  White Plains Galleria Footaction, Inc.                                                     169
27540                  Willowbrook Mall Footaction, Inc.                                                        6,962
27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                              8,591
27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                                      55,105
27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                                      7,834
27544                  Madison Square Mall Footaction, Inc.                                                        39
27545                  The Plaza Footaction, Inc.                                                                  39
27546                  Rio-West Mall Footaction, Inc.                                                              39
27547                  Rock Hill Mall Footaction, Inc.                                                             39
27548                  Signal Hill Mall Footaction, Inc.                                                           39
27549                  Las Americas Footaction, Inc.                                                              389
27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                                   55,114


                                       12

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                                      15,058
27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                            25,070
27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                 32,371
27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                                21,336
27555                  MELDISCO K-M 19TH ST., TX., INC.                                                        22,907
27556                  COURT ST., ILL., MELDISCO K-M, INC.                                                     29,759
27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                  68,323
27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                22,897
27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                23,340
27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                20,466
27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                             30,683
27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                15,989
27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                               29,618
27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                           30,634
27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                              56,696
27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                           13,903
27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                              81,155
27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                              39,603
27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                              48,700
27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                            27,547
27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                             43,419
27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                  11,013
27573                  MELDISCO K-M 8TH ST., FL., INC.                                                         66,478
27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                          2,830
27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                           10,402
27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                  23,338
27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                             156,094
27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                             13,301
27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                                     39
27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                              22,947
27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                    27,720
27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                         41,780
27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                   58,630
27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                             35,093
27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                                  15,806
27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                                    11,355
27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                                   14,232
27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                          17,749
27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                33,683
27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                            35,437
27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                36,605
27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                            32,619
27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                               10,276
27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                              20,453
27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                               51,810
27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                    27,062
27597                  MELDISCO K-M MITCHELL, S.D., INC.                                                        5,000
27598                  MELDISCO K-M LOS BANOS, CA., INC.                                                       16,192
27599                  MELDISCO K-M LUFKIN, TX., INC.                                                          14,369


                                       13

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                                      22,490
27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                                      14,755
27602                  MELDISCO K-M LONG BEACH, MS., INC.                                                      12,267
27603                  MELDISCO K-M LORAIN, OH., INC.                                                          28,249
27604                  MELDISCO K-M LARAMIE, WY., INC.                                                          5,565
27605                  MELDISCO K-M MALONE, N.Y., INC.                                                         19,811
27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                                       14,140
27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                                    15,096
27608                  MELDISCO K-M MARSHALL, MN., INC.                                                         6,435
27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                                    37,922
27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                               12,601
27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                30,757
27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                         78,404
27613                  MELDISCO K-M MONROE, N. C., INC.                                                        23,796
27614                  MELDISCO K-M WEST 3RD ST IND INC                                                        13,027
27615                  MELDISCO K-M GROVE CITY, OH., INC.                                                      23,176
27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                                    10,995
27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                                      33,097
27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                 56,871
27619                  MELDISCO K-M WEBSTER, MASS., INC.                                                       37,348
27620                  MELDISCO K-M CLARION, PA., INC.                                                          8,850
27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                                      9,449
27622                  MELDISCO K-M THORNDALE, PA., INC.                                                       21,782
27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                                      9,525
27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                                   19,302
27625                  STEGER, ILL., MELDISCO K-M, INC.                                                        22,584
27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                            16,293
27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                                    9,418
27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                                    2,604
27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                                      25,343
27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                                      8,823
27631                  MELDISCO K-M MILFORD, CT., INC.                                                         43,255
27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                                      18,439
27633                  MELDISCO K-M EL PASO, TX., INC.                                                         39,926
27634                  MELDISCO K-M EPHRATA, PA., INC.                                                         25,635
27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                                    49,283
27636                  MELDISCO K-M MANDEVILLE, LA., INC                                                       14,509
27637                  MELDISCO K-M JONESBORO, ARK., INC.                                                      15,840
27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                                       12,449
27639                  MELDISCO K-M LOVELAND, COLO., INC.                                                      10,562
27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                              20,078
27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                                  9,122
27642                  STERLING, ILL., MELDISCO K-M, INC.                                                       8,906
27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                    8,062
27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                                      11,217
27645                  QUINCY, ILL., MELDISCO K-M, INC.                                                        16,210
27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                                     13,175
27647                  PEKIN ILL., MELDISCO K-M, INC.                                                          16,816
27648                  PALATINE, ILL., MELDISCO K-M, INC.                                                      18,443


                                       14

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                                    19,209
27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                 27,715
27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                  19,501
27652                  MELDISCO K-M DEWITT, N.Y., INC.                                                         22,565
27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                                  12,737
27654                  MELDISCO K-M DONELSON, TENN, INC.                                                       17,999
27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                         18,140
27656                  MELDISCO K-M DOVER, DEL., INC.                                                          30,162
27657                  MELDISCO K-M DULUTH, MINN., INC.                                                         7,182
27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                                   10,079
27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                40,534
27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                                   11,955
27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                                     18,115
27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                   23,227
27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                 20,463
27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                      12,971
27665                  MELDISCO K-M ENID, OKLA., INC.                                                          15,054
27666                  MELDISCO K-M EXTON, PA., INC.                                                           18,169
27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                                      32,582
27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                                    16,684
27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                  5,009
27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                                 20,482
27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                                      14,632
27672                  MELDISCO K-M CORONA, CALIF., INC.                                                        7,025
27673                  MELDISCO K-M CORUNNA, MICH., INC.                                                       12,226
27674                  MELDISCO K-M CROFTON, MD., INC.                                                         29,446
27675                  MELDISCO K-M CROMWELL, CONN., INC.                                                      35,278
27676                  MELDISCO K-M DALTON, GA., INC.                                                          17,406
27677                  MELDISCO K-M DAWSON RD., GA., INC.                                                      23,905
27678                  MELDISCO K-M DAYTON, OHIO, INC.                                                         14,221
27679                  Lafayette Feet, Inc.                                                                        39
27680                  Springfield Feet, Inc.                                                                      39
27681                  Shreveport Feet, Inc.                                                                       39
27682                  Laredo Feet, Inc.                                                                           39
27683                  Covington Feet, Inc.                                                                        39
27684                  Ft. Myers Feet, Inc.                                                                        39
27685                  Morrow Feet, Inc.                                                                           39
27686                  Mesquite Feet, Inc.                                                                      1,761
27687                  New Orleans Feet, Inc.                                                                      39
27688                  La Mesa Feet, Inc.                                                                          39
27689                  Tempe Feet, Inc.                                                                            39
27690                  San Diego Feet, Inc.                                                                     1,547
27691                  Hialeah Feet, Inc.                                                                          39
27692                  Houston Feet, Inc.                                                                      18,272
27693                  Almeda Feet, Inc.                                                                           39
27694                  East Towne Mall Feet, Inc.                                                                 464
27695                  Aventura Feet, Inc.                                                                         39
27696                  Oklahoma City Feet, Inc.                                                                   455
27697                  Savannah Feet, Inc.                                                                         39


                                       15

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27698                  Little Rock Feet, Inc.                                                                     483
27699                  Vista Feet, Inc.                                                                            39
27700                  Austell Feet, Inc.                                                                          39
27701                  West Palm Feet, Inc.                                                                        39
27702                  Brownsville Feet, Inc.                                                                  22,822
27703                  Hurst Feet, Inc.                                                                            39
27704                  Riverchase Feet, Inc.                                                                       39
27705                  Whitehall Feet, Inc.                                                                        39
27706                  Princeton Feet, Inc.                                                                        39
27707                  Southwest Freeway Feet, Inc.                                                                39
27708                  Daytona Beach Feet, Inc.                                                                   482
27709                  Alpharetta Feet, Inc.                                                                       39
27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                0
27711                  Desert Ridge Feet, Inc.                                                                  3,899
27712                  Montgomery Feet, Inc.                                                                      455
27713                  Norman Feet, Inc.                                                                          455
27714                  MELDISCO K-M MURDOCK, FL., INC.                                                         48,278
27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                               20,891
27716                  MELDISCO K-M MISSION, TX., INC.                                                         51,058
27717                  MELDISCO K-M MILFORD, MI., INC.                                                         10,418
27718                  MELDISCO K-M MOJAVE, CA., INC.                                                          19,798
27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                                     12,898
27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                           18,217
27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                              11,939
27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                 14,378
27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                72,548
27724                  MELDISCO K-M BAD AXE, MICH., INC.                                                        8,226
27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                                      8,658
27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                                       66,868
27727                  MCHENRY, IL., MELDISCO K-M , INC.                                                       11,377
27728                  CANTON, ILL., MELDISCO K-M, INC.                                                         7,486
27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                                   7,928
27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                                    14,939
27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                                    34,628
27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                                    15,768
27733                  MELDISCO K-M GAYLORD, MICH., INC                                                         9,762
27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                                      4,645
27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                              10,039
27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                                    7,583
27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                               12,042
27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                             44,763
27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                                14,080
27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                                     8,103
27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                  29,170
27742                  MELDISCO K-M 27TH AVE., FL., INC.                                                       30,640
27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                          7,301
27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                  14,052
27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                               19,539
27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                            18,943


                                       16

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                                   47,434
27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                             11,467
27749                  MACOMB, ILL., MELDISCO K-M, INC.                                                         6,598
27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                               11,036
27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                             16,863
27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                 9,566
27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                                  10,584
27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                                     4,201
27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                     140
27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                            11,234
27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                                   12,525
27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                         22,001
27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                   11,652
27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                 22,610
27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                    9,955
27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                         25,764
27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                 28,013
27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                          30,745
27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                    24,114
27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                                   11,854
27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                  16,231
27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                              14,255
27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                              17,228
27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                     14,982
27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                         19,888
27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                9,103
27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                        35,616
27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                        11,303
27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                    13,387
27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                     26,256
27777                  MELDISCO K-M SALISBURY, MD., INC.                                                       18,527
27778                  SHOE ZONE #8437, INC.                                                                      365
27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                     12,589
27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                 24,350
27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                   25,851
27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                             14,745
27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                               15,432
27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                              16,887
27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                      14,948
27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                 26,618
27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                      39
27788                  Gainesville Feet, Inc.                                                                      39
27789                  Kennesaw Feet, Inc.                                                                         39
27790                  Hollywood Feet, Inc.                                                                        39
27791                  Florida Mall Feet, Inc.                                                                     39
27792                  Fayetteville Feet, Inc.                                                                     39
27793                  Duluth Feet, Inc.                                                                           39
27794                  Chattanooga Feet, Inc.                                                                     419
27795                  Bannister Feet, Inc.                                                                        39


                                       17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27796                  novusta Feet, Inc.                                                                          39
27797                  McAllen Feet, Inc.                                                                      38,750
27798                  Overland Park Feet, Inc.                                                                    39
27799                  Miami Feet, Inc.                                                                            39
27800                  Stonecrest Feet, Inc.                                                                       39
27801                  SAN YSIDRO FEET, INC.                                                                       64
27802                  San Antonio Feet, Inc.                                                                  32,889
27803                  Sunrise Feet, Inc.                                                                          39
27804                  The Forum at Olympia Parkway Feet, Inc.                                                 12,010
27805                  Altamonte Springs Feet, Inc.                                                                39
27806                  Galleria Feet, Inc.                                                                         39
27807                  Antioch Feet, Inc.                                                                          39
27808                  River Ridge Feet, Inc.                                                                  10,729
27809                  Quebec Square Feet, Inc.                                                                    39
27810                  Huntsville Feet, Inc.                                                                      361
27811                  Market Plaza Feet, Inc.                                                                     39
27812                  Memphis Feet, Inc.                                                                          39
27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                    13,150
27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                   22,166
27815                  MELDISCO K-M WILLOW ST., PA., INC.                                                      28,631
27816                  MELDISCO K-M RIVERTON, WYO., INC.                                                        6,256
27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                14,941
27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                               17,608
27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                                    16,014
27820                  MELDISCO K-M MAAG AVE., CA., INC.                                                       20,123
27821                  MELDISCO K-M MACON, GA., INC.                                                           21,748
27822                  Southwyck Fan Club, Inc.                                                                    39
27823                  MELDISCO K-M MADISON, N.C., INC.                                                        13,361
27824                  MELDISCO K-M MAIN ST., CA., INC.                                                        22,261
27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                                      13,324
27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                                     60,955
27827                  MELDISCO K-M LANCASTER, S.C., INC.                                                      12,649
27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                                   11,309
27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                  22,241
27830                  MELDISCO K-M LUTZ, FL., INC.                                                            21,361
27831                  PARKCHESTER FOOTACTION, INC.                                                                 0
27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                46
27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                 13,455
27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                                     20,355
27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                                      21,418
27836                  MELDISCO K-M CAMARILLO, CA., INC.                                                       18,665
27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                                      7,940
27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                                        2,071
27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                                     68,654
27840                  MELDISCO K-M BECKLEY W. VA., INC.                                                       18,589
27841                  Security Square Mall Footaction, Inc.                                                       39
27842                  San Jacinto Footaction, Inc.                                                             1,324
27843                  Salmon Run Fan Club, Inc.                                                                    0
27844                  Rockaway Open Country, Inc.                                                                 39


                                       18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27845                  Rivergate Mall Footaction, Inc.                                                             39
27846                  Parmatown Fan Club, Inc.                                                                     0
27847                  Paterson Main Footaction, Inc.                                                              39
27848                  Southland Terrace Footaction, Inc.                                                          39
27849                  Southland Mall Footaction, Inc.                                                             39
27850                  Providence County Fan Club, Inc.                                                        36,631
27851                  Post Oak Mall Footaction, Inc.                                                              39
27852                  Pico Rivera Footaction, Inc.                                                               112
27853                  PHILADELPHIA FOOTACTION, INC.                                                                0
27854                  Permian Mall Footaction, Inc.                                                            6,902
27855                  Pecanland Mall Footaction, Inc.                                                             39
27856                  Studio Village Footaction, Inc.                                                            153
27857                  Staten Island Fan Club, Inc.                                                               130
27858                  Springfield Mall Footaction, Inc.                                                           59
27859                  Northwoods Mall Footaction, Inc.                                                            39
27860                  Swansea Fan Club, Inc.                                                                      39
27861                  Sunrise Footaction, Inc.                                                                 5,144
27862                  MELDISCO K-M BRADENTON, FLA., INC.                                                      25,857
27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                               13,281
27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                                     29,469
27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                                     34,884
27866                  MELDISCO K-M BATH, N.Y., INC.                                                           15,516
27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                                    46,861
27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                                       7,540
27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                                      12,462
27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                                       6,571
27871                  MELDISCO K-M CALHOUN, GA., INC.                                                         13,493
27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                               6,478
27873                  MELDISCO K-M ARTESIA, N. M., INC.                                                       11,423
27874                  MELDISCO K-M XENIA, OHIO, INC.                                                           7,658
27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                                        7,211
27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                   6,818
27877                  MELDISCO K-M ONTARIO,CA., INC.                                                          47,371
27878                  MELDISCO K-M GRETNA, LA., INC.                                                          16,054
27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                     4,450
27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                                       15,092
27881                  Summit Place Fan Club, Inc.                                                                 39
27882                  Northgate - Seattle Open Country, Inc.                                                      77
27883                  North Milwaukee Avenue Footaction, Inc.                                                  2,608
27884                  Newport Center Fan Club, Inc.                                                               39
27885                  Temple Footaction, Inc.                                                                     39
27886                  Tanglewood Mall R#14 Footaction, Inc.                                                       59
27887                  Media City Fan Club, Inc.                                                                   64
27888                  MEMORIAL CITY UPRISE, INC.                                                                  77
27889                  Melbourne Square Fan Club, Inc.                                                             39
27890                  Montebello Fan Club, Inc.                                                                   39
27891                  Montclair Fan Club, Inc.                                                                    64
27892                  Miami International Fan Club, Inc.                                                          39
27893                  Mesilla Valley Mall Footaction, Inc.                                                        64


                                       19

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27894                  Menlo Park Thom McAn, Inc.                                                                  39
27895                  Richland Mall Footaction, Inc.                                                              39
27896                  Raleigh Springs Footaction, Inc.                                                            39
27897                  The Landings Footaction, Inc.                                                              397
27898                  Wrigley Marketplace Footaction, Inc.                                                        65
27899                  Eastpoint Mall Footaction, Inc.                                                             39
27900                  Footaction Gulfgate Mall, Inc.                                                             239
27901                  White Marsh Open Country, Inc.                                                              39
27902                  ARLINGTON UPRISE, INC.                                                                   5,917
27903                  Wiregrass Commons Footaction, Inc.                                                          39
27904                  WOODLANDS UPRISE, INC.                                                                      77
27905                  JESSAMINE FOOTACTION, INC.                                                                  39
27906                  Jefferson Village Footaction, Inc.                                                           0
27907                  Jefferson Footaction, Inc.                                                                  54
27908                  Iverson Mall Footaction, Inc.                                                               39
27909                  Hilltop Footaction, Inc.                                                                 2,427
27910                  MELDISCO K-M MCALLEN, TX., INC.                                                         38,507
27911                  MELDISCO K-M MAUSTON, WI., INC.                                                         10,060
27912                  MELDISCO K-M MARTELL, CA., INC.                                                         10,486
27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                    7,130
27914                  MELDISCO K-M EUREKA, CA, INC.                                                           17,533
27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                                    19,249
27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                         11,964
27917                  MELDISCO K-M NASHVILLE, TN., INC.                                                       20,557
27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                   12,706
27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                             14,369
27920                  MELDISCO K-M METROTECH DR., VA., INC.                                                   21,243
27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                         11,460
27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                                      26,605
27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                                       6,131
27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                                     16,005
27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                                       17,812
27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                              7,841
27927                  MELDISCO K-M ROANOKE, VA., INC.                                                         14,786
27928                  MELDISCO K-M NASHUA, NH., INC.                                                          14,011
27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                               39
27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                                     75,371
27931                  MELDISCO K-M SEBRING, FLA., INC.                                                        39,261
27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                                       36,471
27933                  MELDISCO K-M ERIE HWY., OH., INC.                                                       17,631
27934                  MELDISCO K-M FAIRMONT, MN., INC.                                                         8,026
27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                                    10,794
27936                  MELDISCO K-M DUNDAS, MN., INC.                                                           5,416
27937                  MELDISCO K-M DURHAM, NC., INC.                                                          17,537
27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                                        13,723
27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                              26,466
27940                  MELDISCO K-M FONTANA, CA., INC.                                                         38,565
27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                             11,454
27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                 8,079


                                       20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                                      6,916
27944                  MELDISCO K-M ELKO, NV., INC.                                                            13,033
27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                              27,398
27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                               24,043
27947                  MELDISCO K-M SAN MATEO, CA., INC.                                                       32,886
27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                                   30,639
27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                                     12,566
27950                  MELDISCO K-M MEDFORD, WI., INC.                                                         13,390
27951                  MELDISCO K-M MERAUX, LA., INC.                                                          18,459
27952                  MELDISCO K-M ROSEBURG, OR., INC.                                                        13,781
27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                                      9,762
27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                                 15,051
27955                  MELDISCO K-M N. COURT ST., OH., INC.                                                    21,538
27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                                     25,496
27957                  Eastland-Columbus Footaction, Inc.                                                          39
27958                  Seminary South Footaction, Inc.                                                          1,094
27959                  Regency Square Footaction, Inc.                                                             39
27960                  Elizabeth Footaction, Inc.                                                                  39
27961                  Baton Rouge Footaction, Inc.                                                                39
27962                  Coddingtown Footaction, Inc.                                                                39
27963                  Florin Center Footaction, Inc.                                                              64
27964                  Arsenal Footaction, Inc.                                                                    39
27965                  Florida Mall Footaction, Inc.                                                               39
27966                  Bakersfield Footaction, Inc.                                                                73
27967                  Beaver Mall Footaction, Inc.                                                                39
27968                  Woodland Hills Footaction, Inc.                                                             39
27969                  Greenmount Footaction, Inc.                                                                 39
27970                  Mccreeless Mall Footaction, Inc.                                                         3,631
27971                  North Riverside Fan Club, Inc.                                                              39
27972                  Northgate - Durham Footaction, Inc.                                                         39
27973                  Brunswick Square Footaction, Inc.                                                          303
27974                  Burlington Center (N.J.) Footaction, Inc.                                                   39
27975                  Colonial Heights Footaction, Inc.                                                           49
27976                  CENTURY FOOTACTION, INC.                                                                   104
27977                  Southland-Hayward Footaction, Inc.                                                         330
27978                  Coral Square Footaction, Inc.                                                               39
27979                  Ross Park Mall Footaction, Inc.                                                             39
27980                  Braintree Footaction, Inc.                                                                  39
27981                  Belden Footaction, Inc.                                                                     39
27982                  Brazos Mall Footaction, Inc.                                                                39
27983                  Granger Footaction, Inc.                                                                    39
27984                  Greenbrier Mall Footaction, Inc.                                                            59
27985                  Tacoma Mall Footaction, Inc.                                                                39
27986                  Cheltenham Square Footaction, Inc.                                                          39
27987                  Oxford Valley Mall Footaction, Inc.                                                         77
27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                            39
27989                  Southern Park Footaction, Inc.                                                             359
27990                  Shannon Footaction, Inc.                                                                    39
27991                  Pearlridge Footaction, Inc.                                                                 77


                                       21

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27992                  Orange Park (FLA.) Footaction, Inc.                                                         39
27993                  Midland Park Footaction, Inc.                                                               39
27994                  Ridgedale Fan Club, Inc.                                                                    39
27995                  Peabody Open Country, Inc.                                                                  39
27996                  Chicago Ridge Footaction                                                                   980
27997                  Menlo Park Fan Club, Inc.                                                                   39
27998                  Merritt Island Footaction. Inc.                                                             39
27999                  Md., Wheaton Footaction, Inc.                                                               39
28000                  Biltmore Square Footaction, Inc.                                                            39
28001                  Harlem-Irving Footaction, Inc.                                                             153
28002                  Ingram Park Footaction, Inc.                                                             7,574
28003                  Macon Mall Footaction, Inc.                                                                 39
28004                  Virginia Center Commons Footaction, Inc.                                                    49
28005                  Miami Flagler Footaction, Inc.                                                              39
28006                  CT Post Fan Club, Inc.                                                                      39
28007                  Covina (Cal.) Footaction, Inc.                                                              45
28008                  Christiana Footaction, Inc.                                                                 39
28009                  Manassas Footaction                                                                         59
28010                  Governor's Square Footaction, Inc.                                                          77
28011                  Sunland Park Footaction, Inc.                                                            4,091
28012                  Denton Footaction, Inc.                                                                     39
28013                  Broadway Footaction, Inc.                                                                   39
28014                  Cutler Ridge Mall Footaction, Inc.                                                          39
28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                                    25,075
28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                             11,788
28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                   10,230
28018                  MELDISCO K-M CARROLL, IOWA, INC.                                                         7,457
28019                  MELDISCO K-M CANTON, GA., INC.                                                          19,022
28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                          8,312
28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                                    27,616
28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                                      10,907
28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                           6,564
28024                  MELDISCO K-M BUFORD, GA., INC.                                                          26,541
28025                  MELDISCO K-M BURBANK, CA., INC.                                                         38,660
28026                  MELDISCO K-M AUSTIN, MINN., INC.                                                        10,733
28027                  MELDISCO K-M ATWATER, CA., INC.                                                         15,735
28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                               47,423
28029                  MELDISCO K-M BURTON LANE, IN., INC.                                                     11,141
28030                  MELDISCO K-M BURLINGTON, WI., INC.                                                       8,512
28031                  MELDISCO K-M BURLINGTON, WA., INC.                                                      15,208
28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                 13,754
28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                                       14,451
28034                  MELDISCO K-M BUTTE, MT., INC.                                                            6,182
28035                  MELDISCO K-M CHESTER, VA., INC.                                                         14,722
28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                                     15,339
28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                                  38,362
28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                                    8,703
28039                  MELDISCO K-M ANOKA, MN., INC.                                                            6,976
28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                                    21,331


                                       22

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28041                  MELDISCO K-M ARECIBO, PR., INC.                                                         97,974
28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                                   19,725
28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                                      30,818
28044                  MELDISCO K-M ATASCADERO, CA., INC.                                                      22,885
28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                                      12,511
28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                   37,260
28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                                       35,193
28048                  MELDISCO K-M BELL AVE., WI., INC.                                                       15,741
28049                  MELDISCO K-M BANNING, CA., INC.                                                         28,412
28050                  MELDISCO K-M CHESTERTON IND INC                                                          8,458
28051                  MELDISCO K-M BALLWIN, MO., INC.                                                         10,806
28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                                       6,833
28053                  MELDISCO K-M NEW ALBANY IN INC                                                          10,254
28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                                     21,208
28055                  MELDISCO K-M RICHFIELD, UT., INC.                                                        3,121
28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                 24,509
28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                                      6,931
28058                  MELDISCO K-M WILLMAR, MINN., INC.                                                        4,595
28059                  MELDISCO K-M MAULDIN, S.C., INC.                                                        13,136
28060                  MELDISCO K-M WARREN, PA., INC.                                                           9,358
28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                                     10,136
28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                     10,545
28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                                    22,848
28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                                    32,381
28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                 23,593
28066                  MELDISCO K-M SOMERSET, N.J., INC.                                                       22,757
28067                  MELDISCO K-M INDIANA, PA., INC.                                                         12,333
28068                  MELDISCO K-M OAKDALE, MINN., INC.                                                        9,392
28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                         19,199
28070                  MELDISCO K-M SOMERSET, KY., INC.                                                        17,544
28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                 33,795
28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                                    11,616
28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                            20,595
28074                  MELDISCO K-M DUBOIS, PA., INC.                                                          15,042
28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                                      5,526
28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                                     17,878
28077                  MELDISCO K-M BAXTER, MINN., INC.                                                         4,420
28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                                       21,132
28079                  MELDISCO K-M PALM BAY, FLA., INC.                                                       41,799
28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                                     13,917
28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                                    41,885
28082                  MELDISCO K-M LODI, N.J., INC.                                                           45,090
28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                                      12,102
28084                  MELDISCO K-M BRADFORD, PA., INC.                                                         3,425
28085                  MELDISCO K-M CARY, N.C., INC.                                                           15,970
28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                 33,507
28087                  MELDISCO K-M LODI, CA., INC.                                                            17,385
28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                                    20,871
28089                  MELDISCO K-M DICKSON, TENN., INC.                                                       14,458


                                       23

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28090                  MELDISCO K-M CULLMAN, ALA., INC.                                                        15,101
28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                                    16,039
28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                                      10,114
28093                  MELDISCO K-M OREGON AVE., PA., INC.                                                     51,482
28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                  15,091
28095                  MELDISCO K-M BENSALEM, PA., INC.                                                        37,908
28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                                    11,609
28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                                      18,902
28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                 5,922
28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                                    3,681
28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                                   23,012
28101                  MELDISCO K-M ATHENS, ALA., INC.                                                         14,458
28102                  MELDISCO K-M INDIANAPOLIS IN INC                                                        15,709
28103                  MELDISCO K-M LAYTON, UT., INC.                                                          18,048
28104                  MELDISCO K-M JASPER, ALA., INC.                                                         15,213
28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                              27,312
28106                  MELDISCO K-M HWY 51 N WISC., INC.                                                       19,873
28107                  MELDISCO K-M PINOLE, CA., INC.                                                          22,174
28108                  MELDISCO K-M GARFIELD, MICH., INC.                                                      13,310
28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                              5,469
28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                          9,175
28111                  MELDISCO K-M AUBURN, CA., INC.                                                          13,304
28112                  MELDISCO K-M LEECHBURG, PA., INC.                                                       15,568
28113                  MELDISCO K-M PORTLAND, TX., INC.                                                        22,516
28114                  MELDISCO K-M STREETSBORO, OH., INC.                                                     15,290
28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                                     16,983
28116                  MELDISCO K-M CONNEAUT, OH., INC.                                                        11,529
28117                  MELDISCO K-M MADISON, OHIO, INC.                                                        16,878
28118                  MELDISCO K-M GAS CITY IND INC                                                           10,844
28119                  MELDISCO K-M MARINE CITY, MI., INC.                                                     14,701
28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                                        8,145
28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                                    33,143
28122                  MELDISCO K-M WAVELAND, MISS., INC.                                                       5,815
28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                              16,867
28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                    9,922
28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                                         7,338
28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                                      13,698
28127                  MELDISCO K-M OMAHA, NEB., INC.                                                           9,706
28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                  6,245
28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                           9,687
28130                  MELDISCO K-M MAYSVILLE, KY., INC                                                        11,662
28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                                     6,536
28132                  Colonial Feet, Inc.                                                                         39
28133                  Laurel Centre Footaction, Inc.                                                              39
28134                  Irving Footaction, Inc.                                                                  2,487
28135                  Carolina Footaction, Inc.                                                                  393
28136                  Canal and Bourbon St. Footaction, Inc.                                                      39
28137                  Longview Footaction, Inc.                                                                   39
28138                  Bonita Lakes Footaction, Inc.                                                               39


                                       24

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28139                  novusta Mall Footaction, Inc.                                                               39
28140                  Eatontown Open Country, Inc.                                                                39
28141                  CARY FOOTACTION, INC.                                                                        0
28142                  East Towne Mall Footaction, Inc.                                                            77
28143                  Basset Center Footaction, Inc.                                                           9,754
28144                  Raceway Fan Club, Inc.                                                                      39
28145                  Carousal Center Footaction, Inc.                                                            39
28146                  Colonial Park Footaction, Inc.                                                              39
28147                  Avenida Norte Footaction, Inc.                                                               0
28148                  Bradley Square Footaction, Inc.                                                             39
28149                  DEPTFORD FOOTACTION, INC.                                                                   39
28150                  Eastridge Mall Footaction, Inc.                                                             39
28151                  Trumbull Park Fan Club, Inc.                                                                39
28152                  Southpark Footaction, Inc.                                                                  39
28153                  Valley Hills Footaction, Inc.                                                               39
28154                  West Oaks Footaction, Inc.                                                               1,661
28155                  Northwest Footaction, Inc.                                                                  39
28156                  Village Mall Footaction, Inc.                                                               39
28157                  Vintage Faire Footaction, Inc.                                                           5,409
28158                  Redondo Beach Footaction, Inc.                                                              40
28159                  River Ridge Mall Footaction, Inc.                                                           59
28160                  Charlottesville Fashion Sq. Footaction, Inc.                                               159
28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                             35,442
28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                               26,352
28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                                    12,637
28164                  MELDISCO K-M AURORA, COLO., INC.                                                        37,774
28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                                 21,209
28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                               30,553
28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                                   27,616
28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                                18,546
28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                             7,205
28170                  MILES MELDISCO K M FORT WAYNE IND INC                                                   14,533
28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                32,595
28172                  Eastgate Footaction, Inc.                                                                   39
28173                  Dolphin Mall Footaction, Inc.                                                               39
28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                                    51,970
28175                  MELDISCO K-M AUBURN, MAINE, INC.                                                        24,579
28176                  MELDISCO K-M ALBANY, ORE., INC.                                                         12,264
28177                  MELDISCO K-M ANNANDALE, VA., INC.                                                       82,761
28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                             29,095
28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                                   24,756
28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                       36,330
28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                             68,204
28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                58,351
28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                             104,940
28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                       23,808
28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                26,946
28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                           27,452
28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                           53,715


                                       25

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                  26,704
28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                            19,020
28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                                    15,878
28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                               12,164
28192                  MELDISCO K-M 8730 RIO, CA., INC.                                                        29,171
28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                               36,134
28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                               18,633
28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                             24,234
28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                               85,701
28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                           27,211
28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                                   12,941
28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                  680
28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                            31,877
28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                23,904
28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                             28,668
28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                            54,533
28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                            48,469
28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                   30,698
28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                             36,925
28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                              63,447
28208                  MELDISCO K-M BRONX, N.Y., INC.                                                          94,671
28209                  MELDISCO K-M BRANSON, MO., INC.                                                         19,275
28210                  MELDISCO K-M BISHOP, CA., INC.                                                          17,007
28211                  MELDISCO K-M BLYTHE, CA., INC.                                                          39,274
28212                  MELDISCO K-M BELL RD., AZ., INC.                                                        21,822
28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                54,269
28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                                    12,202
28215                  MELDISCO K-M BEDFORD IND INC                                                             8,206
28216                  MELDISCO K-M BAYAMON, PR., INC.                                                        107,764
28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                                        25,260
28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                                   9,723
28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                              87,023
28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                19,872
28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                                    10,163
28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                                       35,197
28223                  MELDISCO K-M AMHERST, OHIO, INC.                                                        54,247
28224                  MELDISCO K-M AMES, IOWA, INC.                                                            9,186
28225                  MELDISCO K-M ALPENA, MICH, INC.                                                         13,595
28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                                       15,454
28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                                     21,700
28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                      25,756
28229                  Lakeforest Fan Club, Inc.                                                                   39
28230                  Hanford Fan Club, Inc.                                                                      39
28231                  Greece Town Mall Fan Club, Inc.                                                             39
28232                  Fox Valley Footaction, Inc.                                                                 45
28233                  Boulevard Mall Fan Club, Inc.                                                               39
28234                  Harrisburg East Footaction, Inc.                                                            39
28235                  Hattisburg Footaction, Inc.                                                                 39
28236                  Haywood Footaction, Inc.                                                                    39


                                       26

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28237                  Hulen Footaction, Inc.                                                                  11,067
28238                  INDEPENDENCE MALL FOOTACTION, INC.                                                          39
28239                  Regency Square Footaction, Inc.                                                             39
28240                  Serramonte Footaction, Inc.                                                                 39
28241                  Park City Footaction, Inc.                                                                  39
28242                  Prince George's Footaction, Inc.                                                            39
28243                  Prien Lake Footaction, Inc.                                                                 39
28244                  MELDISCO/PAY LESS HINES, OR., INC.                                                          90
28245                  Palm Beach Footaction, Inc.                                                                 39
28246                  Ocala Footaction, Inc.                                                                      39
28247                  Oxmoor Center Footaction, Inc                                                               54
28248                  Cortana Footaction, Inc.                                                                    39
28249                  Emerald Square Footaction, Inc.                                                             39
28250                  Fairlane Footaction, Inc.                                                                   20
28251                  Oakwood Footaction, Inc.                                                                   102
28252                  Cherry Hill Footaction, Inc.                                                                39
28253                  Cloverleaf Footaction, Inc.                                                                 49
28254                  Coronado Center Footaction, Inc.                                                            39
28255                  PLaza del Caribe Footaction, Inc.                                                          393
28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                            18,320
28257                  MELDISCO K-M W. COVINA, CA., INC.                                                       26,554
28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                                    19,459
28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                                    34,316
28260                  MELDISCO K-M HOUMA, LA., INC.                                                           11,796
28261                  MELDISCO K-M MIDLAND, MICH., INC.                                                       11,852
28262                  LANSING, ILL., MELDISCO K-M, INC.                                                       24,600
28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                               44,182
28264                  MELDISCO K-M VINELAND, N.J., INC.                                                       47,897
28265                  MELDISCO K-M POCATELLO, INC.                                                             9,469
28266                  MELDISCO K-M FT. MYERS, FLA., INC                                                       34,741
28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                                     31,605
28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                                       51,731
28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                   10,498
28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                12,710
28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                                      11,509
28272                  MELDISCO K-M LAPEER, MICH., INC.                                                        15,762
28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                                     34,945
28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                                   14,730
28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                  20,178
28276                  MELDISCO K-M SEDALIA, MO., INC.                                                          9,653
28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                18,207
28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                                       11,369
28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                  19,819
28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                                     11,781
28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                   25,815
28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                                     5,299
28283                  MELDISCO K-M WARSAW IND INC                                                             14,331
28284                  MELDISCO K-M OWNESBORO, KY., INC.                                                       10,755
28285                  MELDISCO K-M ELWOOD IND INC                                                              8,435


                                       27

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                                       17,209
28287                  MELDISCO K-M OLATHE, KS., INC.                                                          18,599
28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                                    17,442
28289                  MELDISCO K-M DECATUR, ALA., INC.                                                        16,377
28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                                     5,814
28291                  MELDISCO K-M ENOLA, PA., INC.                                                           12,921
28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                                     21,450
28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                                  25,471
28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                               49,631
28295                  MELDISCO K-M WICHITA, KS., INC.                                                         12,225
28296                  MELDISCO K-M CLAY, N.Y., INC.                                                           15,730
28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                                     13,091
28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                                    18,982
28299                  MELDISCO K-M COVINGTON, VA., INC.                                                        7,414
28300                  MELDISCO K-M HARLINGEN, TX., INC.                                                       23,238
28301                  MELDISCO K-M REDLANDS, CA., INC.                                                        25,653
28302                  MELDISCO K-M ESCANABA, MICH., INC.                                                       7,239
28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                 14,381
28304                  MELDISCO K-M GREECE, N.Y., INC.                                                         24,714
28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                              18,399
28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                            19,084
28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                               29,749
28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                            46,913
28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                             31,548
28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                              14,833
28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                             10,097
28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                               18,307
28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                               37,454
28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                              11,873
28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                                   28,637
28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                            18,644
28317                  MILES MELDISCO K-M SHADELAND IND INC                                                    34,950
28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                            50,808
28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                                9,622
28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                               31,128
28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                              39
28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                18,849
28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                    9,590
28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                              26,985
28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                          21,163
28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                              20,457
28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                                 24,643
28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                        21,524
28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                                    34,029
28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                               12,074
28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                            39,264
28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                              24,627
28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                                     20,632
28334                  MILES MELDISCO K-M TAMPA FLA INC                                                        31,226


                                       28

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                              29,918
28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                               24,327
28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                              39
28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                              19,071
28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                              29,355
28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                            17,764
28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                                  21,941
28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                                19,694
28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                                    17,160
28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                             33,427
28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                                  36,201
28346                  MILES MELDISCO K-M TROY, MICH., INC.                                                    18,198
28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                            9,596
28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                 8,071
28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                                   16,900
28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                                     17,668
28351                  MELDISCO K-M BALTIMORE, MD., INC.                                                       31,169
28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                               12,154
28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                                  20,453
28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                             27,928
28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                                     19,714
28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                                26,741
28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                            13,502
28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                                13,615
28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                10,702
28360                  MELDISCO K-M PINEVILLE, LA., INC.                                                       15,566
28361                  MELDISCO K-M WILMINGTON, DE., INC.                                                      40,382
28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                                        7,352
28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                                      24,042
28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                                     13,922
28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                  37,843
28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                        46,508
28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                                       9,279
28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                                       47,936
28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                                    11,738
28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                                   32,210
28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                                       13,015
28372                  MELDISCO K-M RIPON, WI., INC.                                                            9,387
28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                                      22,142
28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                                   33,451
28375                  MELDISCO K-M WINCHESTER, KY., INC.                                                      11,543
28376                  MELDISCO K-M WISE, VA., INC.                                                            14,445
28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                                      14,654
28378                  MELDISCO K-M YANKTON, S.D., INC.                                                         7,338
28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                                     15,308
28380                  MELDISCO K-M PALATKA, FLA., INC.                                                        19,741
28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                               21,594
28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                               19,209
28383                  MELDISCO K-M NORWALK, OHIO, INC.                                                        12,312


                                       29

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                  22,290
28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                                     15,340
28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                                    28,926
28387                  MELDISCO K-M ST. JOnovH, MO., INC.                                                       8,870
28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                                      11,322
28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                 43,216
28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                                      11,901
28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                                     15,132
28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                                  28,348
28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                                        12,975
28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                    6,720
28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                              18,466
28396                  MELDISCO K-M PITTSTON, PA., INC.                                                         9,579
28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                                       9,012
28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                   21,561
28399                  MELDISCO K-M RICHMOND, VA., INC.                                                        34,009
28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                                        82,083
28401                  MELDISCO K-M HENDERSON, NEV., INC.                                                      21,288
28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                                       8,378
28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                            74,465
28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                               31,051
28405                  MELDISCO K-M NORTHPORT, AL., INC.                                                       11,962
28406                  MELDISCO K-M OXON HILL, MD., INC.                                                       26,667
28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                                     33,679
28408                  MELDISCO K-M OAK PARK, MI., INC.                                                        30,882
28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                                   19,402
28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                  32,793
28411                  MELDISCO K-M KENT, WASH., INC.                                                          23,573
28412                  MELDISCO K-M ONTARIO, ORE., INC.                                                        11,369
28413                  MELDISCO K-M GONZALES, LA., INC.                                                        10,552
28414                  MELDISCO K-M BURNHAM, PA., INC.                                                         13,748
28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                               13,013
28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                       181
28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                              110
28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                             23,170
28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                               10,843
28420                  Highland Mall Footaction, Inc.                                                              39
28421                  Military Circle Footaction, Inc.                                                           159
28422                  Mall of Abilene Footaction, Inc.                                                            39
28423                  Santurce Footaction, Inc.                                                                  391
28424                  Sikes Center Footaction, Inc                                                                39
28425                  Newburgh Mall Footaction, Inc.                                                              39
28426                  Newport City Thom McAn, Inc                                                                 39
28427                  Marquette Mall Footaction, Inc.                                                             39
28428                  Granite Run Fan Club, Inc.                                                                  39
28429                  Gadsden Mall Footaction, Inc.                                                               39
28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                 182
28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                           52
28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                  26,109


                                       30

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28433                  Georgia Square Footaction, Inc.                                                             39
28434                  Great Northwest Footaction, Inc.                                                            39
28435                  Hamilton Place Footaction, Inc.                                                             39
28436                  Sharpstown Center Footaction, Inc.                                                       2,546
28437                  Roosevelt Mall (PA) Footaction, Inc.                                                        39
28438                  Great Mall Footaction, Inc.                                                                 39
28439                  Mall Del Norte Footaction, Inc.                                                             39
28440                  Valle Vista Footaction, Inc.                                                             7,415
28441                  Metro North Footaction, Inc.                                                                39
28442                  Natick Mall Footaction, Inc.                                                                39
28443                  North East Footaction, Inc.                                                              4,539
28444                  Independence Center Footaction, Inc.                                                        39
28445                  West Oaks Footaction, Inc.                                                                  39
28446                  South Plains Footaction, Inc.                                                               39
28447                  Southlake Mall Footaction, Inc.                                                             39
28448                  Tucson Mall Footaction, Inc.                                                                39
28449                  Town East Footaction, Inc.                                                               5,340
28450                  University Footaction, Inc.                                                                 39
28451                  Solomon Pond Footaction, Inc.                                                               39
28452                  Warner Robins Galleria Footaction, Inc.                                                     39
28453                  Carolina East Footaction, Inc.                                                              39
28454                  Camp Wisdom Footaction, Inc.                                                             5,454
28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                 0
28456                  Capital Footaction, Inc.                                                                   237
28457                  Boynton Beach Footaction, Inc.                                                              39
28458                  Annapolis Mall Footaction, Inc.                                                             39
28459                  Citadel Mall Footaction, Inc.                                                               39
28460                  Steamtown Footaction, Inc.                                                                  39
28461                  St. Clair FootAction, Inc.                                                                 515
28462                  Pasadena Towne Square Footaction, Inc.                                                      39
28463                  Mt. Berry Square Footaction, Inc,                                                           39
28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                250
28465                  Tyrone Square Footaction, Inc.                                                              39
28466                  OAK HOLLOW FOOTACTION, INC.                                                                 39
28467                  Mall at 163rd St. Footaction, Inc.                                                          39
28468                  Northgate Footaction, Inc.                                                                   0
28469                  Magnolia Mall Footaction, Inc.                                                              39
28470                  Columbia Center Footaction, Inc.                                                            39
28471                  FOUR SEASONS FOOTACTION, INC.                                                               39
28472                  Greenspoint Footaction, Inc.                                                                39
28473                  Gulf View Square Footaction Inc.                                                            39
28474                  Golden East Crossing Footation, Inc.                                                        39
28475                  Hudson Mall Footaction, Inc.                                                                39
28476                  Spring Hill Footaction, Inc.                                                                39
28477                  Taylor Township Footaction, Inc                                                            196
28478                  Broward Mall Footaction, Inc.                                                               39
28479                  Fairgrounds Sq. Footaction, Inc.                                                            39
28480                  Oak Park Footaction, Inc.                                                                   39
28481                  Kenner Footaction, Inc.                                                                     39


                                       31

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28482                  Old Hickory Mall Footaction, Inc.                                                           39
28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                           0
28484                  W. Mifflin Footaction, Inc.                                                                 39
28485                  Lakeland Square Footaction, Inc.                                                            39
28486                  Westgate Mall Footaction, Inc.                                                              39
28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                           39
28488                  Anderson Footaction, Inc.                                                                   39
28489                  MELDISCO K-M PROVO, UT., INC.                                                           13,204
28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                 36,846
28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                                     46,464
28492                  MELDISCO K-M GRAYLING, MI, INC.                                                          7,266
28493                  MELDISCO K-M GRAYSON, KY., INC.                                                         18,098
28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                 11,265
28495                  MELDISCO K-M HAVRE, MONT., INC.                                                         11,139
28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                  79,785
28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                              23,460
28498                  MELDISCO K-M GREENVILLE, MI., INC.                                                      17,554
28499                  MELDISCO K-M HESPERIA, CA., INC.                                                        28,891
28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                 2,645
28501                  MELDISCO K-M LANTANA, FLA., INC.                                                        51,506
28502                  MELDISCO K-M LANGHORNE, PA., INC.                                                       38,400
28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                                     10,707
28504                  MELDISCO K-M LAWTON, OKLA., INC.                                                        15,440
28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                                  14,150
28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                                  10,471
28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                                  23,321
28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                               15,862
28509                  MELDISCO K-M HUNTINGTON IND INC                                                          9,148
28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                                     20,888
28511                  MELDISCO K-M LEWISTON, ID., INC.                                                        10,006
28512                  MELDISCO K-M LONGMONT, COLO., INC.                                                      13,861
28513                  MELDISCO K-M HAMPTON, VA., INC.                                                         12,264
28514                  MELDISCO K-M HEMET, CALIF., INC.                                                        24,401
28515                  MELDISCO K-M HOBBS, N.M., INC.                                                          11,073
28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                  9,851
28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                                  14,576
28518                  MELDISCO K-M KALISPELL, MO., INC.                                                       10,846
28519                  MELDISCO K-M LONGVIEW, TX., INC.                                                        12,661
28520                  MELDISCO K-M MAIN ST., WISC., INC.                                                      12,731
28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                                      18,763
28522                  MELDISCO K-M HYANNIS, MASS., INC.                                                       55,537
28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                                     19,508
28524                  MELDISCO K-M JACKSON, TENN., INC.                                                       19,124
28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                   22,218
28526                  MELDISCO K-M HWY. 33, VA., INC.                                                         21,411
28527                  MELDISCO K-M MALL BLVD., PA., INC.                                                      23,668
28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                                      52,967
28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                  11,994
28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                                     14,567


                                       32

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                                       17,502
28532                  MELDISCO K-M HELENA, MONT., INC.                                                         7,372
28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                                      20,122
28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                 21,284
28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                               11,367
28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                                    19,240
28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                            23,030
28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                   39
28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                             20,801
28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                             24,460
28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                               13,033
28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                             24,880
28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                                15,227
28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                                   6,085
28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                           22,561
28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                               23,524
28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                              13,692
28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                               16,365
28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                             54,564
28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                                   39,847
28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                              13,229
28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                   21,318
28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                              40,274
28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                                     76,157
28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                                17,305
28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                            24,017
28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                        99,399
28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                                  13,589
28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                               13,331
28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                        32,978
28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                                   15,150
28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                            14,088
28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                               19,794
28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                        27,086
28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                        78,284
28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                   19,229
28567                  MILES MELDISCO K-M 66 ST FLA INC                                                        39,889
28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                            26,976
28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                              12,991
28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                               8,793
28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                                  24,092
28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                17,074
28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                                  19,206
28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                8,597
28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                               25,627
28576                  MILES MELDISCO K-M DENVER, INC.                                                         10,944
28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                               26,095
28578                  MILES MELDISCO K-M DES PLAINES, INC.                                                    34,636
28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                                     20,677


                                       33

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                                 58,942
28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                   9,095
28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                 23,135
28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                 14,611
28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                    19,699
28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                                     10,480
28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                                   9,952
28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                               21,647
28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                  20,521
28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                                    13,546
28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                            19,748
28591                  MELDISCO K-M ST. novUSTINE, FLA., INC.                                                  23,052
28592                  MELDISCO K-M. ACTON, MASS., INC.                                                        16,596
28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                                   17,571
28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                  31,283
28595                  MELDISCO K-M SEASIDE, CA., INC.                                                             39
28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                                      28,328
28597                  MELDISCO K-M SAYRE, PA., INC.                                                           17,957
28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                                    9,575
28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                                        7,179
28600                  MELDISCO K-M LA PORTE IND INC                                                           13,991
28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                                    27,595
28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                                   49,045
28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                                      17,642
28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                              13,102
28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                                      14,022
28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                  28,922
28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                                    20,817
28608                  MELDISCO K-M HERNDON, VA., INC.                                                         33,847
28609                  MELDISCO K-M WATERTOWN, CT., INC.                                                       19,287
28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                                    21,273
28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                                      18,928
28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                                      36,227
28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                                     16,545
28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                 12,072
28615                  MELDISCO K-M SUNLAND, CA., INC.                                                             39
28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                                     20,117
28617                  MELDISCO K-M BERWICK, PA., INC.                                                         13,466
28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                  58,629
28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                                      34,867
28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                 6,871
28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                                       26,166
28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                                       19,652
28623                  MELDISCO K-M novUSTA, MAINE, INC.                                                       15,545
28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                                      11,965
28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                                  23,724
28626                  MELDISCO K-M LANCASTER, PA., INC.                                                       18,308
28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                                     51,212
28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                                        6,783


                                       34

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28629                  PULASKI, ILL., MELDISCO K-M, INC.                                                       49,039
28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                                       16,858
28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                                      14,291
28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                                    18,348
28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                   30,614
28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                               20,575
28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                                      5,161
28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                               11,456
28637                  MELDISCO K-M KINSTON, N. C., INC.                                                        9,776
28638                  MELDISCO K-M SARALAND, ALA., INC.                                                       13,831
28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                                        3,860
28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                                       18,399
28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                                      29,047
28642                  MELDISCO K-M KOKOMO, IN., INC.                                                          12,567
28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                                     14,779
28644                  MELDISCO K-M PIERRE, S.D., INC.                                                          5,049
28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                                      24,485
28646                  MELDISCO K-M LEBANON, TENN., INC.                                                       10,363
28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                                      7,063
28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                                     30,054
28649                  MELDISCO K-M RICHMOND, MICH., INC.                                                      19,512
28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                 19,328
28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                                     16,742
28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                              18,970
28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                                    16,534
28654                  MELDISCO K-M WINONA, MINN., INC.                                                         7,016
28655                  MELDISCO K-M O'FALLON, MO., INC.                                                        13,067
28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                                   5,831
28657                  MELDISCO K-M WEST BEND, WISC., INC.                                                      9,195
28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                  37,230
28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                                    25,103
28660                  MELDISCO K-M TEXARKANA, TX., INC.                                                       12,258
28661                  MELDISCO K-M DANVILLE, KY., INC.                                                         7,560
28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                                      18,420
28663                  MORTON, ILL., MELDISCO K-M, INC.                                                         8,767
28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                                 44,321
28665                  MELDISCO K-M ALMA, MICH., INC.                                                           5,801
28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                 13,647
28667                  MELDISCO K-M KEARNEY, N.J., INC.                                                        98,299
28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                                     6,330
28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                   52,098
28670                  MELDISCO K-M PARAMUS, N.J., INC.                                                        42,502
28671                  MELDISCO K-M CLOSTER, N.J., INC.                                                        34,885
28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                                    16,502
28673                  MELDISCO K-M KEARNS, UT., INC.                                                          13,035
28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                    3,838
28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                                  37,483
28676                  MELDISCO K-M MARIETTA, OH., INC.                                                        12,547
28677                  MELDISCO K-M MADISON ST., TN., INC.                                                      7,252


                                       35

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28678                  MELDISCO K-M RICHLANDS, VA., INC.                                                       18,700
28679                  MELDISCO K-M BROWNSBURG IN INC                                                          10,069
28680                  MELDISCO K-M CODY, WY., INC.                                                             4,560
28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                                     12,636
28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                                     8,763
28683                  MELDISCO K-M PETALUMA, CA., INC.                                                        18,744
28684                  MELDISCO K-M ROMEO, MICH., INC.                                                          8,959
28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                                      15,594
28686                  BELL RD., ILL., MELDISCO K-M, INC.                                                      11,683
28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                 23,037
28688                  MELDISCO K-M CLINTON, MD., INC.                                                         22,449
28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                                    14,135
28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                                      8,228
28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                                     10,866
28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                9,378
28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                                     20,582
28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                                     7,900
28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                                     17,762
28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                          66,179
28697                  MELDISCO K-M VINCENNES IND INC                                                           8,552
28698                  MELDISCO K-M WAYNE, N.J. INC.                                                           72,107
28699                  MELDISCO K-M WEIRTON W. VA., INC.                                                        8,696
28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                                       12,262
28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                                     21,676
28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                              16,194
28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                               7,173
28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                 14,874
28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                                        7,601
28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                                    15,874
28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                                     6,102
28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                     20,718
28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                       33,001
28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                              59,880
28711                  MELDISCO K-M GREENWOOD IND INC                                                          16,939
28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                    3,415
28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                                    18,841
28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                                      19,595
28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                               22,641
28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                17,619
28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                           68,671
28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                  14,756
28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                                    26,914
28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                                    24,712
28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                                   10,731
28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                                 15,412
28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                                    25,114
28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                                     10,202
28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                                     20,409
28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                   84


                                       36

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                  17,259
28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                                    12,952
28729                  MELDISCO K-M WASHINGTON ST IND INC                                                      32,409
28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                                       21,678
28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                                   11,590
28732                  MELDISCO K-M WABASH AVE., MD., INC.                                                     23,046
28733                  MELDISCO K-M W.PATRICK, MD., INC.                                                       27,462
28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                                    22,330
28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                              16,166
28736                  MELDISCO K-M WATERBURY, CONN., INC.                                                     34,927
28737                  MELDISCO K-M MILFORD, MASS., INC.                                                       25,574
28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                22,070
28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                                 60,766
28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                               13,246
28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                                     13,586
28742                  MELDISCO K-M MERRILLVILLE INC                                                           21,146
28743                  MELDISCO K-M OREM UTAH, INC.                                                            11,530
28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                               20,818
28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                                     12,926
28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                                    7,159
28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                                  8,398
28748                  MELDISCO K-M MODESTA, CAL., INC.                                                        24,907
28749                  MELDISCO K-M MISSOULA, MONT., INC.                                                       8,692
28750                  MELDISCO K-M MILFORD, OHIO, INC.                                                        15,849
28751                  MELDISCO K-M STURGIS, MICH., INC.                                                        9,315
28752                  MELDISCO K-M SUMTER, S.C., INC.                                                         19,898
28753                  MELDISCO K-M MOOSIC, PA., INC.                                                          21,525
28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                                       12,645
28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                       18,881
28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                                     9,190
28757                  MELDISCO K-M SnovAS, MASS., INC.                                                        31,736
28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                               16,273
28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                  21,016
28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                     4,738
28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                       27,725
28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                                      26,749
28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                                   24,217
28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                           22,039
28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                13,831
28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                                   24,995
28767                  MELDISCO K-M NAPLES, FLA., INC                                                          25,125
28768                  MELDISCO K-M NAMPA, ID., INC.                                                           12,386
28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                    48,545
28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                            34,619
28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                                     11,447
28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                                      6,096
28773                  MELDISCO K-M MANHATTAN, KS., INC.                                                        5,983
28774                  MELDISCO K-M MANTUA, N.J., INC.                                                         53,006
28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                                 21,904


                                       37

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28776                  MELDISCO K-M MARLTON, N.J., INC.                                                        17,170
28777                  MELDISCO K-M TACOMA, WASH., INC.                                                        16,841
28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                11,353
28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                                   14,165
28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                             49
28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                                   60,303
28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                                   20,126
28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                   21,690
28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                                         12,173
28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                                    20,196
28786                  MELDISCO K-M SHELBY, N.C., INC.                                                         20,880
28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                                   21,396
28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                                     13,652
28789                  MELDISCO K-M MANASSAS, VA., INC.                                                        46,969
28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                  13,795
28791                  MELDISCO K-M N. AVE., COLO., INC.                                                       10,952
28792                  MELDISCO K-M UTICA, MICH., INC.                                                         16,810
28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                 22,263
28794                  MELDISCO K-M VERNON, CONN., INC.                                                        36,822
28795                  MELDISCO K-M VENICE, FLA., INC.                                                         25,908
28796                  MELDISCO K-M VALPARAISO, IND., INC.                                                      9,999
28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                                    32,707
28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                   44,965
28799                  MELDISCO K-M TUALATIN, ORE., INC.                                                       15,900
28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                                     42,013
28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                         13,463
28802                  MELDISCO K-M TIFTON, GA., INC.                                                          14,911
28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                                     24,927
28804                  MELDISCO K-M TULSA, OKLA., INC.                                                         13,090
28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                    16,502
28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                                  32,540
28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                                     9,189
28808                  MELDISCO K-M PERU IND INC                                                                9,618
28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                                      59,887
28810                  MELDISCO K-M PONTIAC, MICH., INC.                                                       12,543
28811                  MELDISCO K-M PORTAGE, MICH., INC.                                                       11,248
28812                  MELDISCO K-M READING, PA., INC.                                                         23,753
28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                   21,235
28814                  MELDISCO K-M PASADENA, MD., INC.                                                        26,821
28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                   9,916
28816                  MELDISCO K-M PADUCAH, KY., INC.                                                         15,069
28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                                   12,301
28818                  MELDISCO K-M SANTA FE, N.M., INC.                                                       24,420
28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                                      33,689
28820                  MELDISCO K-M REED ROAD, PA., INC.                                                           39
28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                  18,004
28822                  MELDISCO K-M ROSWELL, N.M., INC.                                                        15,955
28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                                      23,835
28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                 150


                                       38

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                               1,034
28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                     26,266
28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                                    28,388
28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                                      20,915
28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                             19,583
28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                           24,036
28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                 25,864
28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                              26,006
28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                                      31,938
28834                  MILES MELDISCO K-M NORTH GATE, INC.                                                     25,121
28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                             27,155
28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                               0
28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                               15,714
28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                            17,378
28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                 14,718
28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                                    277
28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                               127,485
28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                  7,327
28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                           14,710
28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                              11,032
28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                            36,510
28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                           11,480
28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                             25,965
28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                              18,705
28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                                    13,232
28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                            3,883
28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                             35,385
28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                                  16,730
28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                                 15,114
28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                               57,057
28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                31,320
28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                    39
28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                30,012
28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                                 22,057
28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                             13,626
28860                  MILES MELDISCO K-M MERRIAM, INC.                                                        16,961
28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                                    25,321
28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                                  14,896
28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                9,036
28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                             17,293
28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                                 31,260
28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                8,643
28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                   64
28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                               10,940
28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                              10,801
28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                               15,189
28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                                  15,549
28872                  Gurnee Mills Fan Club, Inc.                                                                 91
28873                  Hickory Hollow Mall Footaction, Inc.                                                        39


                                       39

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28874                  Hickory Ridge Mall Footaction, Inc.                                                         39
28875                  Highland Park Footaction, Inc.                                                              39
28876                  Hamtramck Footaction, Inc.                                                                  39
28877                  Hallwood Footaction, Inc.                                                                    0
28878                  Hamilton Fan Club, Inc.                                                                     39
28879                  Tyler Mall Fan Club, Inc.                                                                   64
28880                  Upper Darby Footaction, Inc.                                                                39
28881                  GETTY SQUARE FOOTACTION, INC.                                                                0
28882                  Grand Boulevard Footaction, Inc.                                                            39
28883                  Grand Rapids Footaction, Inc.                                                               39
28884                  Greenbriar Mall Footaction, Inc.                                                            39
28885                  Forest Hills Footaction, Inc.                                                               39
28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                           39
28887                  Fox Hills (Cal.) Fan Club, Inc.                                                             39
28888                  Eastridge Fan Club, Inc.                                                                    64
28889                  The Meadows Fan Club, Inc.                                                                 448
28890                  The Village Footaction, Inc.                                                                39
28891                  Tower Center Footaction, Inc.                                                               74
28892                  Treasure Coast Mall Footaction, Inc.                                                        39
28893                  Troy Footaction, Inc.                                                                       39
28894                  Tukwila Open Country, Inc.                                                                  39
28895                  Ladera Center Footaction, Inc.                                                             339
28896                  LAFAYETTE FOOTACTION, INC.                                                                   0
28897                  Lakewood Fan Club, Inc.                                                                     64
28898                  Lee Harvard Footaction, Inc.                                                                39
28899                  Leominster Fan Club, Inc.                                                                   39
28900                  Lincoln Park Footaction, Inc.                                                              108
28901                  Lloyd Center Fan Club, Inc.                                                                 39
28902                  Mall @ Barnes Crossing Footaction, Inc.                                                     39
28903                  Macomb Mall Footaction, Inc.                                                                49
28904                  Mall De Aguilas Footaction, Inc.                                                            39
28905                  MARKET CENTER FOOTACTION, INC.                                                              39
28906                  Marketplace at Hollywood Footaction, Inc.                                                   64
28907                  Quaker Bridge Open Country, Inc.                                                            39
28908                  Fresno Fan Club, Inc.                                                                    8,570
28909                  Freedom Mall Footaction, Inc.                                                              184
28910                  Sunbury Footaction, Inc.                                                                    39
28911                  Sawgrass Fan Club, Inc.                                                                     39
28912                  Padre Footaction, Inc.                                                                      39
28913                  Vista Ridge Mall Footaction, Inc.                                                           39
28914                  Washington Street Fan Club, Inc.                                                            39
28915                  WEST END MALL FOOTACTION, INC.                                                              39
28916                  Westgate Fan Club, Inc.                                                                     39
28917                  Westland-Haileah Fan Club, Inc.                                                             39
28918                  Killeen Mall Footaction, Inc.                                                               39
28919                  Kings Plaza Fan Club, Inc.                                                                  39
28920                  Lawndale Plaza Footaction, Inc.                                                             39
28921                  Dallas Galleria Footaction, Inc.                                                            39
28922                  Ala Moana Footaction, Inc.                                                                  77


                                       40

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28923                  Del Amo Fan Club, Inc.                                                                      39
28924                  Dartmouth Fan Club, Inc.                                                                    39
28925                  Fairfield Commons Fan Club, Inc.                                                            49
28926                  Cross County (N.Y.) Fan Club, Inc.                                                          39
28927                  Chula Vista Fan Club, Inc.                                                                 289
28928                  Alexandria Mall Footaction, Inc.                                                            39
28929                  CROSSROADS CENTER FOOTACTION, INC.                                                          39
28930                  Crossgates Fan Club, Inc.                                                                    0
28931                  Square One Footaction, Inc.                                                                 39
28932                  Southridge Footaction, Inc.                                                                 12
28933                  Southland Mall Footaction, Inc.                                                             39
28934                  Solano Footaction, Inc.                                                                     64
28935                  West Towne Footaction, Inc.                                                                 39
28936                  Fiesta Footaction, Inc.                                                                     39
28937                  Bel-Air Center Footaction, Inc.                                                             39
28938                  Bel Air Mall Footaction, Inc.                                                            5,924
28939                  West Ridge Footaction, Inc.                                                                 39
28940                  Deptford Open Country, Inc.                                                                 39
28941                  Desoto Square Mall Footaction, Inc.                                                         39
28942                  Dover Mall Footaction, Inc.                                                                 39
28943                  Chatham Ridge Footaction, Inc.                                                             292
28944                  Cielo Vista Mall Footaction, Inc.                                                        5,383
28945                  San Leandro Footaction, Inc.                                                               289
28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                                     250
28947                  Ford City Footaction, Inc.                                                                  39
28948                  Gentilly Woods Footaction, Inc.                                                             39
28949                  Carson Mall Fan Club, Inc.                                                                  64
28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                  39
28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                  362
28952                  Seatac Footaction, Inc.                                                                     39
28953                  Westgate Footaction, Inc.                                                                   39
28954                  Randall Park Footaction, Inc.                                                               39
28955                  Riverchase Footaction, Inc.                                                                 39
28956                  Rimrock Footaction, Inc.                                                                    39
28957                  Central City Mall Fan Club, Inc.                                                             0
28958                  Animas Mall Footaction, Inc.                                                                39
28959                  Aventura Fan Club, Inc.                                                                     39
28960                  Fair Oaks Footaction, Inc.                                                                 222
28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                         116
28962                  Eastfield Open Country, Inc.                                                                39
28963                  Coventry Mall Fan Club, Inc.                                                               320
28964                  Cordova Mall Footaction, Inc.                                                               39
28965                  Bannister Mall Footaction, Inc.                                                              0
28966                  Carlsbad Fan Club, Inc.                                                                  1,570
28967                  CAPITAL CENTRE FOOTACTION, INC.                                                              0
28968                  Canterbury Square Footaction, Inc.                                                          39
28969                  Cambridge Galleria Fan Club, Inc.                                                           39
28970                  Broad Street Footaction, Inc.                                                              174
28971                  Bossier Mall Footaction, Inc.                                                               39


                                       41

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28972                  Bonita Fan Club, Inc.                                                                       64
28973                  Bay Plaza Footaction, Inc                                                                   39
28974                  164 North Star Mall Footaction, Inc.                                                    10,029
28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                                    129
28976                  83 Central Mall Footaction, Inc.                                                            39
28977                  63rd & Western Footaction, Inc.                                                          2,817
28978                  34TH STREET FOOTACTION, INC.                                                               631
28979                  1162 Valla Linda Mall Footaction, Inc.                                                      39
28980                  305 Northline Mall Footaction, Inc.                                                      2,159
28981                  MELDISCO K-M BRISTOL, TENN., INC.                                                       11,568
28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                         9,823
28983                  MELDISCO K-M CHICO, CALIF., INC.                                                        15,400
28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                                     18,802
28985                  MELDISCO K-M BROCKTON, MASS., INC.                                                      29,397
28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                                      18,098
28987                  MELDISCO K-M BREMERTON, WASH., INC.                                                     11,931
28988                  MELDISCO K-M CHILLI, N.Y., INC.                                                         19,381
28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                                        6,671
28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                                    25,688
28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                  10,015
28992                  MELDISCO K-M BURTON, MICH., INC.                                                        16,325
28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                                     33,005
28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                                     33,716
28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                                      6,913
28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                                      17,596
28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                                    26,352
28998                  MELDISCO K-M BRANDON,FLA.,INC                                                           48,331
28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                                       11,459
29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                                    15,372
29001                  MELDISCO K-M BLAINE, MINN., INC.                                                         8,873
29002                  MELDISCO K-M IRMO, S.C., INC.                                                            9,801
29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                         14,623
29004                  MELDISCO K-M HOWELL, N.J., INC.                                                         19,213
29005                  MELDISCO K-M HOLLISTER, CA., INC.                                                       11,984
29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                             16,928
29007                  MELDISCO K-M INVERNESS, FL., INC.                                                       24,320
29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                                      47,081
29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                                     8,963
29010                  MELDISCO K-M IONIA, MICH., INC.                                                          8,787
29011                  MELDISCO K-M KEY WEST, FL., INC.                                                        32,314
29012                  MELDISCO K-M HOLMES, PA., INC.                                                          56,736
29013                  MELDISCO K-M JONESBORO, GA., INC.                                                       30,318
29014                  MELDISCO K-M LIBERTY, MO., INC.                                                          8,002
29015                  MELDISCO K-M LEXINGTON, SC., INC.                                                       16,602
29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                                     10,309
29017                  MELDISCO K-M JACKSON, WY., INC.                                                         12,634
29018                  MELDISCO K-M IWILEI, HI., INC.                                                          71,444
29019                  MELDISCO K-M KINGSBURG, CA., INC.                                                       14,335
29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                18,604


                                       42

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29021                  MELDISCO K-M LAKE MARY, FL., INC.                                                       25,755
29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                                      63,716
29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                           39
29024                  MELDISCO K-M KINGSLAND, GA., INC.                                                       14,624
29025                  MELDISCO K-M LENEXA, KS., INC.                                                          12,274
29026                  MELDISCO K-M LEMOORE, CA., INC.                                                         14,005
29027                  MELDISCO K-M INDIO, CA., INC.                                                           38,077
29028                  MELDISCO K-M PARADISE, CA., INC.                                                        15,443
29029                  MELDISCO K-M COOS BAY, ORE., INC.                                                       10,348
29030                  MELDISCO K-M DAVIS RD., CA., INC.                                                       30,861
29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                                    6,217
29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                                       14,328
29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                                    9,681
29034                  MELDISCO K-M CARROLLTON, GA., INC.                                                      14,837
29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                                      18,057
29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                                      65,959
29037                  MELDISCO K-M KEARNY, MO., INC.                                                          10,061
29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                                   52,647
29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                                       19,093
29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                              34,090
29041                  MELDISCO K-M KILLEEN, TX., INC.                                                         16,855
29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                 46,831
29043                  MELDISCO K-M MORGANTON, N.C., INC.                                                      17,252
29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                                        5,297
29045                  MELDISCO K-M BENNINGTON, VT., INC.                                                      13,485
29046                  MELDISCO K-M EASTON, PA., INC.                                                          19,535
29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                                       14,508
29048                  MELDISCO K-M NEWPORT, KY., INC.                                                         15,996
29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                                    60,165
29050                  MELDISCO K-M DICKINSON, N.D., INC.                                                       4,114
29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                                         4,384
29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                               11,467
29053                  MELDISCO K-M DAVIE, FLA., INC.                                                          49,586
29054                  MELDISCO K-M BOONE, N.C., INC.                                                          20,185
29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                  23,594
29056                  MELDISCO K-M RED OAK, IOWA, INC.                                                         3,975
29057                  MELDISCO K-M PALMER, MASS., INC.                                                        18,234
29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                                    11,225
29059                  MELDISCO K-M SANFORD, N.C., INC.                                                        12,466
29060                  MELDISCO K-M RATON, N. M., INC.                                                          4,987
29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                                     19,305
29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                  10,988
29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                                       6,866
29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                      39
29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                                   4,985
29066                  ALTON, ILL., MELDISCO K-M, INC.                                                         14,729
29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                                  8,117
29068                  MELDISCO K-M SARASOTA, FLA., INC.                                                       36,700
29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                         24,029


                                       43

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                                      10,263
29071                  MELDISCO K-M NATIONAL RD IND INC                                                        12,296
29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                                      18,342
29073                  MELDISCO K-M AVENEL, N.J., INC.                                                         46,753
29074                  MELDISCO K-M FAIRFAX, VA., INC.                                                         23,604
29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                                      10,402
29076                  MELDISCO K-M CORBIN, KY., INC.                                                          15,618
29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                  85,193
29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                             18,754
29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                                28,298
29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                               20,096
29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                              20,631
29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                             25,870
29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                              16,428
29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                            32,441
29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                  39
29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                                    46,135
29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                         45,703
29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                         25,080
29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                               27,863
29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                        42,504
29091                  MILES MELDISCO K-M GREEN BAY, INC.                                                      20,711
29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                             17,684
29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                             18,294
29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                              13,704
29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                               7,858
29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                                  21,291
29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                           54,205
29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                               24,171
29099                  MILES MELDISCO K-M HIALEAH FLA INC                                                     102,206
29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                                    41,695
29101                  CROSS CREEK MALL FOOTACTION, INC.                                                           39
29102                  Tri-County Footaction, Inc.                                                                324
29103                  Northland Center Footaction, Inc.                                                          177
29104                  Pembroke Lakes Footaction, Inc.                                                             39
29105                  Harper Woods FootAction, Inc.                                                            9,033
29106                  Western Hills Footaction, Inc.                                                              39
29107                  Columbia Mall Footaction, Inc.                                                           4,000
29108                  Cumberland Footaction, Inc.                                                                 39
29109                  Santa Anita Fan Club, Inc.                                                                  64
29110                  South Shore Footaction, Inc.                                                               128
29111                  Kenwood Footaction, Inc.                                                                    39
29112                  Columbus Mall Footaction, Inc.                                                              44
29113                  Crossroads FootAction, Inc.                                                                 39
29114                  Northgate Footaction, Inc.                                                                  39
29115                  Great Northern Open Country, Inc.                                                           39
29116                  Merced Mall Footaction, Inc.                                                                39
29117                  Montgomery Mall Footaction, Inc.                                                            77
29118                  Ingleside Open Country, Inc.                                                                39


                                       44

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29119                  North Shore Footaction, Inc.                                                                39
29120                  Homiguero Footaction, Inc                                                               46,506
29121                  Northwest Mall Footaction, Inc.                                                          1,483
29122                  Oglethorpe Footaction, Inc.                                                                 39
29123                  Charleston Footaction, Inc.                                                                 39
29124                  First Colony Footaction, Inc                                                             6,132
29125                  CRABTREE VALLEY FOOTACTION, INC.                                                            39
29126                  San Angelo Footaction, Inc.                                                                 39
29127                  San Cados Footaction, Inc.                                                                 402
29128                  Rolling Acres Open Country, Inc.                                                            39
29129                  River Falls Footaction, Inc.                                                                39
29130                  Grand Avenue Footaction, Inc.                                                               51
29131                  Glendale Center Footaction, Inc.                                                            39
29132                  Dedham Mall Fan Club, Inc.                                                                  39
29133                  Lynnwood Footaction, Inc.                                                                   98
29134                  Metrocenter Mall Footaction, Inc.                                                           39
29135                  Green Acres Open Country, Inc.                                                              39
29136                  Roosevelt Field Open Country, Inc.                                                          39
29137                  Hickory Point Footaction, Inc.                                                              99
29138                  Fort Steuben Mall Footaction, Inc.                                                          39
29139                  Eagle Rock Plaza Footaction, Inc.                                                           56
29140                  MELDISCO K-M LONDON, OHIO, INC.                                                          8,721
29141                  MELDISCO K-M LONDON, KY., INC.                                                          12,083
29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                   126,673
29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                                  22,816
29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                           118,255
29145                  Midway Mall Footaction, Inc.                                                                77
29146                  Mainland Mall Footaction, Inc.                                                              39
29147                  N. County Fair (CA) Footaction, Inc.                                                       106
29148                  Deerbrook Mall Footaction, Inc.                                                          4,908
29149                  Jacksonville Mall Footaction, Inc.                                                          39
29150                  River Center Footaction, Inc.                                                           10,268
29151                  Rio Piedras Footaction, Inc.                                                                 0
29152                  Lufkin Mall Footaction                                                                   4,427
29153                  Boulevard Mall Footaction, Inc.                                                             39
29154                  Mondawmin Footaction, Inc.                                                                  39
29155                  Mall of America Footaction, Inc.                                                             0
29156                  Coliseum-Hampton Footaction, Inc.                                                          149
29157                  Pine Bluff Footaction, Inc.                                                                 39
29158                  Galleria at Sunset Footaction, Inc.                                                        164
29159                  MELDISCO K-M CRANSTON, R.I., INC.                                                       60,239
29160                  MELDISCO K-M CRAIG, COLO., INC.                                                          4,752
29161                  MELDISCO K-M CONWAY, S.C., INC.                                                         11,593
29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                                      19,018
29163                  MELDISCO K-M CLERMONT, FLA., INC.                                                       34,270
29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                                       18,695
29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                                     7,511
29166                  MELDISCO K-M CENTRE, AL., INC.                                                          10,219
29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                          51,202


                                       45

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29168                  MELDISCO K-M CARLISLE, PA., INC.                                                        15,273
29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                      23,845
29170                  MELDISCO K-M DE LAND, FLA., INC.                                                        29,079
29171                  MELDISCO K-M DEFIANCE, OH., INC.                                                        14,807
29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                27,486
29173                  MELDISCO K-M DEMING, N.M. INC.                                                          11,705
29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                 16,753
29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                                  13,170
29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                                 17,840
29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                                     17,902
29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                                      19,432
29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                                    13,807
29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                                  27,066
29181                  MELDISCO K-M WIND GAP, PA., INC.                                                        21,674
29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                         20,256
29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                            48,567
29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                               30,039
29185                  PEORIA, IL., MELDISCO K-M, INC.                                                         14,131
29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                               21,742
29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                              41,250
29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                                    22,211
29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                                    29,317
29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                     39
29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                          14,195
29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                  8,096
29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                                       72,175
29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                          34,318
29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                              14,153
29196                  MILES MELDISCO K-M ROME, GA., INC.                                                      30,830
29197                  MILES MELDISCO K-M TEAL IND INC                                                         25,251
29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                                  10,297
29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                         19,643
29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                 72,673
29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                                 16,909
29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                               38,734
29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                             11,065
29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                7,549
29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                                   11,195
29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                               18,443
29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                           9,771
29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                          14,945
29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                13,496
29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                 31,258
29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                 8,536
29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                              17,632
29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                     32,860
29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                11,813
29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                11,149
29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                              9,265


                                       46

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                           13,546
29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                               21,959
29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                29,698
29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                               27,820
29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                         7,291
29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                             19,343
29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                                  7,067
29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                          12,678
29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                            17,762
29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                                        4,106
29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                                       4,950
29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                           16,888
29229                  MELDISCO K-M ABINGDON, VA., INC.                                                        22,830
29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                                     104,983
29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                          10,544
29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                                  9,285
29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                              42,065
29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                            36,283
29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                 15,295
29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                 6,887
29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                 9,741
29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                           13,011
29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                                      39
29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                              19,870
29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                                  22,021
29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                           31,097
29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                                   13,601
29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                           27,540
29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                         11,944
29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                               17,691
29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                               9,063
29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                                       30,807
29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                                     21,346
29250                  MELDISCO K-M VIRGINIA, MN., INC.                                                         9,692
29251                  MELDISCO K-M THEODORE, ALA., INC.                                                       12,440
29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                                 22,284
29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                    28,779
29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                                      27,642
29255                  MELDISCO K-M TOLLESON, AZ., INC.                                                        31,033
29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                                 17,978
29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                              13,517
29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                                      79,894
29259                  MELDISCO K-M VERNAL, UT., INC.                                                           8,108
29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                                    16,344
29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                   63,714
29262                  MELDISCO K-M TEMECULA, CA., INC.                                                        22,732
29263                  MELDISCO K-M SWEETWATER, TN., INC.                                                      15,735
29264                  MELDISCO K-M THE DALLES, OR., INC.                                                      15,703
29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                                     23,675


                                       47

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                   13,295
29267                  MELDISCO K-M SPANAWAY, WA., INC.                                                        13,472
29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                                      11,361
29269                  MELDISCO K-M SPEARFISH, SD., INC.                                                        5,470
29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                   20,940
29271                  MELDISCO K-M COX CREEK, AL., INC.                                                       18,058
29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                                   11,007
29273                  MELDISCO K-M CORVALLIS, OR., INC.                                                       12,696
29274                  MELDISCO K-M GILLETTE, WYO., INC.                                                        8,693
29275                  MELDISCO K-M EASLEY, S.C., INC.                                                         19,935
29276                  MELDISCO K-M WASCO, CA., INC.                                                           13,788
29277                  MELDISCO K-M WEBSTER, NY., INC.                                                         26,582
29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                                     10,020
29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                                      22,739
29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                                   50,838
29281                  MELDISCO K-M SWEETWATER, TX., INC.                                                      11,991
29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                                    8,147
29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                15,003
29284                  MELDISCO K-M WEXFORD, PA., INC.                                                         19,064
29285                  MELDISCO K-M WAUPACA, WI., INC.                                                         14,589
29286                  MELDISCO K-M WESTWOOD, N.J.                                                             36,331
29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                                      6,717
29288                  Dallas Feet, Inc.                                                                           39
29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                 26,000
29290                  Pembroke Feet, Inc.                                                                         39
29291                  Jackson Feet, Inc.                                                                          39
29292                  Austin Feet, Inc.                                                                           39
29293                  East 41st Street Feet, Inc.                                                                399
29294                  Sanford Feet, Inc.                                                                          39
29295                  Germantown Pkwy. Feet, Inc.                                                                 39
29296                  Cortana Feet, Inc.                                                                          39
29297                  Knoxville Feet, Inc.                                                                       464
29298                  Independence Feet, Inc.                                                                     39
29299                  Westheimer Feet, Inc.                                                                       39
29300                  Lewisville Feet, Inc.                                                                       39
29301                  San Pedro Avenue Feet, Inc.                                                             29,448
29302                  Ft. Lauderdale Feet, Inc.                                                                   39
29303                  Cutler Avenue Feet, Inc.                                                                   463
29304                  Arlington Feet, Inc.                                                                    12,274
29305                  Tulsa Feet, Inc.                                                                           399
29306                  Plano Feet, Inc.                                                                            39
29307                  El Paso Feet, Inc.                                                                         100
29308                  Albuquerque Feet, Inc.                                                                     463
29309                  MELDISCO K-M MANTECA, CA., INC.                                                         13,301
29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                                     27,812
29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                            25,062
29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                               62,621
29313                  MELDISCO K-M MILTON, FLA., INC.                                                         22,713
29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                   12,501


                                       48

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29315                  MELDISCO K-M MATAMORAS, PA., INC.                                                       28,012
29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                                        78,712
29317                  MELDISCO K-M MENTOR, OHIO, INC.                                                         44,687
29318                  MELDISCO K-M FREMONT, OH., INC.                                                         18,202
29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                                     12,142
29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                          26,952
29321                  MELDISCO K-M LAKEPORT, CA., INC.                                                        17,510
29322                  MELDISCO K-M LAREDO, TX., INC.                                                          72,214
29323                  MELDISCO K-M KENTON, OHIO, INC.                                                         17,309
29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                  57,867
29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                                     42,293
29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                               27,111
29327                  MELDISCO K-M FENTON, MICH., INC.                                                        18,953
29328                  MELDISCO K-M GASTONIA, N.C., INC.                                                       33,217
29329                  MELDISCO K-M HANOVER, PA., INC.                                                             39
29330                  MELDISCO K-M HASTINGS, NEB., INC.                                                        4,764
29331                  MELDISCO K-M HONESDALE, PA., INC.                                                       20,887
29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                                       52,758
29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                                    30,601
29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                                   33,965
29335                  MELDISCO K-M JACKSON, MICH., INC.                                                       17,585
29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                                  42,074
29337                  MELDISCO K-M RUTLAND, VT., INC.                                                         18,493
29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                   74,944
29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                               53,676
29340                  MELDISCO K-M SANDY, UTAH, INC.                                                          11,020
29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                                         25,705
29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                                     29,680
29343                  MELDISCO K-M TOWANDA, PA., INC.                                                         24,224
29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                                    17,044
29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                        27,204
29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                                   28,754
29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                18,778
29348                  MELDISCO K-M STUART, FLA., INC.                                                         30,113
29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                         24,135
29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                                      136,352
29351                  MELDISCO K-M TUSTIN, CA., INC.                                                          15,305
29352                  MELDISCO K-M VERSAILLES, KY., INC.                                                       9,341
29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                                     32,251
29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                                      20,622
29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                                      31,664
29356                  MELDISCO K-M WARREN, OHIO, INC.                                                         45,884
29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                    22,251
29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                  45,739
29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                                     10,188
29360                  MELDISCO K-M OAK HILL, WV., INC.                                                        12,558
29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                              34,447
29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                                     37,564
29363                  MELDISCO K-M PELL CITY, AL., INC.                                                       11,991


                                       49

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                         9,078
29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                                      20,024
29366                  MELDISCO K-M LEWISBURG, WV., INC.                                                       11,547
29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                               9,158
29368                  MELDISCO K-M PERRY, FLA., INC.                                                          15,003
29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                                    8,391
29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                              55,619
29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                                     79,274
29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                                      55,349
29373                  MELDISCO K-M PORTAGE IN INC                                                             31,148
29374                  MELDISCO K-M POWAY, CA., INC.                                                            3,175
29375                  MELDISCO K-M POWER RD., AZ., INC.                                                       33,714
29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                                     29,352
29377                  MELDISCO K-M N. novUSTA, S.C., INC.                                                     14,835
29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                   58,861
29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                               82,741
29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                                125,580
29381                  MELDISCO K-M PUTNAM, CONN., INC.                                                        25,560
29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                  29,692
29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                                     37,899
29384                  MELDISCO K-M RENO, PA., INC.                                                            15,271
29385                  MELDISCO K-M DECATUR IND INC                                                             8,990
29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                             12,437
29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                               34,747
29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                                    21,949
29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                   21,496
29390                  MELDISCO K-M COLUMBIA, PA., INC.                                                        26,879
29391                  MELDISCO K-M EMMET ST., NEB., INC.                                                      11,224
29392                  MELDISCO K-M COLUMBUS, IN., INC.                                                        11,891
29393                  MELDISCO K-M ELLENTON, FL., INC.                                                        40,436
29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                   24,797
29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                          83,829
29396                  MELDISCO K-M McMURRAY, PA., INC.                                                        20,652
29397                  MELDISCO K-M DRAPER, UT., INC.                                                           7,666
29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                              22,434
29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                                    4,732
29400                  MELDISCO K-M CLEVELAND, TN., INC.                                                       16,750
29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                   18,049
29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                             11,539
29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                                      37,838
29404                  MELDISCO K-M ELKINS, W.VA., INC.                                                        11,940
29405                  MELDISCO K-M HARRISON, OH., INC.                                                        18,286
29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                                     16,695
29407                  MELDISCO K-M HWY. #127, KY., INC.                                                        6,918
29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                24,569
29409                  MELDISCO K-M CORINTH, MS., INC.                                                         13,918
29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                                 26,802
29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                                   15,903
29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                 7,883


                                       50

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                  35,574
29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                              24,939
29415                  MELDISCO K-M COALINGA, CA., INC.                                                        16,015
29416                  MELDISCO K-M CLINTON, TN., INC.                                                          7,719
29417                  MELDISCO K-M CLINTON, OKLA., INC.                                                        9,217
29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                  11,447
29419                  MELDISCO K-M CLARKSBURG, WV., INC                                                       15,969
29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                                   109,654
29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                12,133
29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                                  13,982
29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                  26,344
29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                             6,845
29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                                        8,339
29426                  JOLIET, ILL., MELDISCO K-M, INC.                                                        17,019
29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                   14,808
29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                       12,893
29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                                   13,106
29430                  MELDISCO K-M CONOVER, NC., INC.                                                         31,492
29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                                        15,949
29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                    11,720
29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                                     11,762
29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                                    15,920
29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                                      21,822
29436                  MELDISCO K-M BAY RD., MICH., INC.                                                       10,399
29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                 27,919
29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                                     9,048
29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                    41,002
29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                 10,019
29441                  MELDISCO K-M AUBURN, ALA., INC.                                                         10,706
29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                                    15,219
29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                                   20,050
29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                  12,394
29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                              16,686
29446                  MELDISCO K-M 52ND ST., WISC., INC.                                                      21,314
29447                  MELDISCO K-M 34TH ST., FLA., INC.                                                       30,306
29448                  MELDISCO K-M BILLERICA, MASS., INC.                                                     16,781
29449                  MELDISCO K-M BERLIN, N.J., INC.                                                         26,159
29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                              29,136
29451                  MELDISCO K-M SENECA, S.C., INC.                                                         13,510
29452                  MELDISCO K-M ST JOHN IN INC                                                             15,644
29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                                       6,569
29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                                     6,251
29455                  MELDISCO K-M MONTICELLO, MN., INC.                                                       9,452
29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                3,291
29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                                    19,744
29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                              14,367
29459                  MELDISCO K-M ANNISTON, ALA., INC.                                                       12,572
29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                                   14,062
29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                               25,285


                                       51

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                  63,106
29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                             18,362
29464                  MELDISCO K-M SMYRNA, TN., INC.                                                          10,764
29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                                        13,637
29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                               31,903
29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                                    14,527
29468                  MELDISCO K-M SHAWANO, WI., INC.                                                          9,772
29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                             112,528
29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                13,409
29471                  MELDISCO K-M HASTINGS, MI., INC.                                                        15,364
29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                                   17,321
29473                  STREATOR, IL., MELDISCO K-M, INC.                                                        9,070
29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                               41,855
29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                                    17,697
29476                  MELDISCO K-M OSCODA, MI, INC.                                                           12,516
29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                            28,944
29478                  MELDISCO K-M HERMITAGE, PA., INC.                                                       16,236
29479                  MELDISCO K-M GLASGOW, KY., INC.                                                         17,187
29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                                        17,546
29481                  MELDISCO K-M RACINE, WISC., INC.                                                        19,106
29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                           103,428
29483                  MELDISCO K-M WALL, NJ., INC.                                                            31,402
29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                                       4,769
29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                                     31,532
29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                            20,398
29487                  MELDISCO K-M CORNELIA, GA., INC.                                                        17,872
29488                  MELDISCO K-M PRICE, UT., INC.                                                            9,702
29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                 16,325
29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                                       7,957
29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                  13,064
29492                  MELDISCO K-M HAMILTON, MT., INC.                                                        13,401
29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                 19,414
29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                              39
29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                     317
29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                     0
29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                 56
29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                   39
29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                                     136
27055                  SHOE ZONE #8417                                                                          1,089
27066                  SHOE ZONE 8438, INC.                                                                     1,036
                                                                                            TOTAL          51,759,498

                                      52

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report





ADDITIONAL DATA                                                      SCHEDULE 4

--------------------------------------------------------------------------------
CASH SUMMARY
                                                                         Amount
                                                                         ------
Total Cash                                                              $ 189.8

--------------------------------------------------------------------------------


                                           ACCOUNTS RECEIVABLE AGING SUMMARY
--------------------------------------------------------------------------------

                                       Athletic    Meldisco
                                       Division    Division     Corporate       Total
                                   ---------------------------------------------------
0 to 30 days old                          -          1.3           1.3           2.6
31 to 60 days old                         -          0.1           0.1           0.2
61 to 90 days old                         -          0.2           0.1           0.3
91+ days old                            1.2          1.0           0.2           2.4
                                   ---------------------------------------------------

Total Accounts Receivable               1.2          2.6           1.7           5.5
Amount considered uncollectable           -         (0.2)         (0.3)         (0.5)
                                   ---------------------------------------------------

Net Accounts Receivable                 1.2          2.4           1.4           5.0
-------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                              SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------

                                       Athletic    Meldisco
                                       Division    Division     Corporate       Total
                                   ---------------------------------------------------
# of days past due
------------------
current                                   -         42.2           1.9          44.1
0 to 30 days past due                     -          2.6             -           2.6
31 to 60 days past due                    -          0.8             -           0.8
61 to 90 days past due                    -          0.3           0.3           0.6
91+ days past due                      (0.3)         3.3           0.2           3.2
                                   ---------------------------------------------------

Total Accounts Payable            **   (0.3)        49.2           2.4          51.3
----------------------------------------------------------------------------------------

** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report




ADDITIONAL DATA (CONTINUED)                               SCHEDULE 4 (CONTINUED)


--------------------------------------------------------------------------------------------------
                                                    SUMMARY OF TAXES PAYABLE
--------------------------------------------------------------------------------------------------
                           BEGINNING     AMOUNT                                                ENDING
                              TAX      WITHHELD OR   AMOUNT        DATE       CHECK NO.          TAX
                            LIABILITY    ACCRUED      PAID         PAID         OR EFT        LIABILITY
========================================================================================================
 Federal
--------------------------------------------------------------------------------------------------------
 Withholding                    0.5         2.1        1.5       various        EFT                 1.1
--------------------------------------------------------------------------------------------------------
 FICA-employee & employer       0.9         1.5        1.1       various        EFT                 1.3
--------------------------------------------------------------------------------------------------------
 Unemployment                     -           -          -       various        EFT                   -
--------------------------------------------------------------------------------------------------------
 Income                        (2.9)        5.3          -                                          2.4
--------------------------------------------------------------------------------------------------------
 Other:                         2.2         0.1          -                                          2.3
--------------------------------------------------------------------------------------------------------
    Total Federal Taxes         0.7         9.0        2.6                                          7.1
--------------------------------------------------------------------------------------------------------
 State and Local
--------------------------------------------------------------------------------------------------------
 Withholding                    0.2         0.6        0.3       various        EFT & checks        0.5
--------------------------------------------------------------------------------------------------------
 Sales                         (0.7)          -          -  Dec 15 & 20         EFT & checks       (0.7)
--------------------------------------------------------------------------------------------------------
 Excise                         3.1        (1.8)         -                                          1.3
--------------------------------------------------------------------------------------------------------
 Unemployment                   0.1         0.1          -       various        EFT & checks        0.2
--------------------------------------------------------------------------------------------------------
 Real Property                  1.6         0.1          -       various        EFT & checks        1.7
--------------------------------------------------------------------------------------------------------
 Personal Property              3.4         0.2        0.4                                          3.2
--------------------------------------------------------------------------------------------------------
 Income                         3.7        (1.9)         -                                          1.8
--------------------------------------------------------------------------------------------------------
    Total State and Local      11.4        (2.7)       0.7                                          8.0
--------------------------------------------------------------------------------------------------------
 Total Taxes                   12.1         6.3        3.3             -             -             15.1
--------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



CERTIFICATIONS                                                       SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:       January 31, 2005             By:   /s/ Richard L. Robbins
         ------------------------              ---------------------------------




Title:   Senior V.P. of Financial
         Reporting & Controls            Name:    Richard L. Robbins
         ------------------------              ---------------------------------